UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OmniComm Systems, Inc.

(Name of Registrant as Specified In Its Charter)

Not applicable

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NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2016

The 2016 Annual Meeting of the Stockholders of OmniComm Systems, Inc., a Delaware corporation (the “Company”, “we”, “our” or “OmniComm Systems”), will be held at 9:30 a.m., local time, at The Marriott North, 6650 North Andrews Avenue, Fort Lauderdale, Florida 33309 on June 16, 2016. At the 2016 Annual Meeting, you will be asked to vote on the following matters:

1.	The election of five directors,
2.	the ratification of the appointment of Liggett & Webb P.A. as our independent registered public accounting firm,
3.	the approval of the adoption of the OmniComm Systems, Inc. 2016 Equity Incentive Plan,
4.

the approval of an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 250 million shares to 500 million shares, and

5.	any other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record, as shown by the transfer books of OmniComm Systems at the close of business on April 25, 2016 (“Record Date”), will be entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the 2016 Annual Meeting will be available for examination by any stockholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the 2016 Annual Meeting.

All stockholders are invited to attend the 2016 Annual Meeting in person. However, even if you expect to be present at the 2016 Annual Meeting, we ask that you, as promptly as possible, vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or if you receive printed copies of the proxy materials that you mark, sign, date, and return the enclosed proxy card in the postage pre-paid envelope provided. Stockholders attending the 2016 Annual Meeting may vote in person even if they have previously voted by proxy.

This Notice, Proxy Statement, proxy card and the Annual Report on Form 10-K for the year ended December 31, 2015 (“Annual Report”) of OmniComm Systems are being distributed to the stockholders of OmniComm Systems on or about May 6, 2016. Our financial statements for the fiscal year ended December 31, 2015 are contained in the accompanying Annual Report. The Annual Report does not form any part of the material for the solicitation of proxies.

By Order of the Board of Directors
/s/ Randall G. Smith
Randall G. Smith
Chairman, Chief Technology Officer
Ft. Lauderdale, Florida
April 29, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 16, 2016: This Notice, the Proxy Statement, and our Annual Report on Form 10-K for the year ended December 31, 2015, are available, free of charge, on www.proxyvote.com and on our website www.omnicomm.com.

 i

OMNICOMM SYSTEMS, INC.

2101 West Commercial Blvd. Suite 3500

Ft. Lauderdale, FL 33309

PROXY STATEMENT

DATED APRIL 29, 2016

2016 ANNUAL MEETING OF STOCKHOLDERS

JUNE 16, 2016

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

GENERAL

This Proxy Statement (hereinafter, the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (hereinafter, the “Board”) of OmniComm Systems, Inc. (hereinafter, the “Company”, “we”, “our” or “OmniComm Systems”), a Delaware corporation, of proxies to be voted at the 2016 Annual Meeting of Stockholders (hereinafter, the “2016 Annual Meeting”) to be held at The Marriott North located at 6650 North Andrews Avenue, Fort Lauderdale, Florida 33309 on June 16, 2016 at 9:30 a.m. Eastern Time or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (hereinafter, the “Notice”). The Annual Report on Form 10-K of the Company for the most recently completed fiscal year ended December 31, 2015 (hereinafter, “Annual Report”) is being provided to our stockholders together with this Proxy Statement and form of Proxy. The Notice of Internet Availability of Proxy Materials or if requested by a stockholder, this Proxy Statement and the proxy card included herewith, are first being mailed to stockholders on or about May 6, 2016.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the 2016 Annual Meeting?

At the 2016 Annual Meeting, stockholders will consider and vote upon the following matters:

●	the election of the Board consisting of five members;
●	the ratification of the appointment of Liggett & Webb P.A. as our independent registered public accounting firm;
●	the approval of the adoption of the OmniComm Systems, Inc. 2016 Equity Incentive Plan;
●

the approval of an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 250 million shares to 500 million shares; and

●	such other matters as may properly come before the 2016 Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote on the proposals?

The Board recommends a vote FOR each proposal.

What is a proxy?

It is your legal designation of another person to vote the stock you own.  That other person is called a proxy.  If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.  We have designated Cornelis F. Wit, our Chief Executive Officer, Randall G. Smith, our Chief Technology Officer and Chairman and Thomas E. Vickers our Chief Financial Officer, as proxies for the 2016 Annual Meeting.

Why did I receive this Proxy Statement?

Our Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of record at the close of business on April 25, 2016, the record date, and are entitled to vote at the meeting.  We have made this Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2015, along with either a proxy card or a voting instruction card, available to you on the Internet or, upon request, have delivered printed versions to you by mail beginning on or about May 6, 2016.  This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by the rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet.  Accordingly, on or about May 6, 2016, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders of record and beneficial owners containing instructions on how to access the proxy materials on the website referred to in the Notice of Internet Availability or to request to receive a printed set of the proxy materials.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the Annual Meeting.

How can I get electronic access to the proxy materials?

The Notice of Internet Availability will provide you with instructions regarding how to:

●	view our proxy materials for the Annual Meeting on the Internet; and
●	instruct us to send future proxy materials to you electronically.

Our proxy materials are also available free of charge on our website at:

http://www.omnicomm.com/About_OmniComm/investors.html.

Choosing to receive future proxy materials electronically will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials electronically will remain in effect until you terminate it.

How do I vote?

You may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability. If you receive printed copies of the proxy materials by mail, you may also vote by proxy via the Internet or by mail by following the instructions provided on the proxy card, which includes signing and dating each proxy card you receive and returning it in the postage-paid envelope prior to the 2016 Annual Meeting. Stockholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.

Can I change or revoke my proxy?

You have the right to change or revoke your proxy at any time before the 2016 Annual Meeting by:

●	voting again on a later date via the Internet (only your latest Internet proxy submitted prior to the meeting will be counted);
●	notifying our Corporate Secretary in writing;
●	returning a later-dated proxy card; or
●	voting in person at the 2016 Annual Meeting.

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s) or vote by proxy via the Internet, your shares will not be voted.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Jersey Stock Transfer LLC., PO Box 606, Mount Freedom, New Jersey 07970 telephone, 973-814-7004, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

Who is entitled to vote at the 2016 Annual Meeting?

Only the holders of record of our stock entitled to vote as of the close of business on the Record Date are entitled to notice of and to vote at the 2016 Annual Meeting. We have two classes of stock entitled to vote: our common stock and Series D Preferred Stock. Each outstanding share of common stock entitles its holder to cast one vote on each matter voted upon. Each share of Series D Preferred Stock entitles its holder to cast four hundred (400) votes on each matter voted upon provided that in connection with the election of directors, the terms of the Series D Preferred Stock provide that such shares shall be voted in the same percentage as all other voting shares voted for each director.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Jersey Stock Transfer LLC., you are considered the stockholder of record with respect to those shares, and the notice was mailed directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the 2016 Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

How many votes may be cast?

As of the Record Date, a total of 146,254,473 votes may be cast by our common stock holders, and 100,000,000 votes may be cast by our Series D Preferred Stock stockholder, for an aggregate of 246,254,473 votes (“Voting Securities”). In connection with the election of directors, the terms of the Series D Preferred Stock provide that such shares shall be voted in the same percentage as all other voting shares voted for each director at the 2016 Annual Meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of our Voting Securities, see “Security Ownership of Certain Beneficial Owners and Management”.

What is a "quorum" at the 2016 Annual Meeting?

A "quorum" is a majority of the outstanding Voting Securities. The Voting Securities may be present or represented by proxy. For the purposes of determining a quorum, Voting Securities held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These Voting Securities are called "broker non-votes.” Abstentions will be counted as present for quorum purposes.

What vote is required to approve each proposal?

Once a quorum has been established, (i) the director nominees who receive the most affirmative votes (plurality) will be elected, (ii) a majority of the votes present at the meeting is necessary for the ratification of the independent auditors and the approval of the adoption of the 2016 Equity Incentive Plan and (iii) a majority of the outstanding Voting Securities and a majority of the outstanding shares of common stock is necessary for the approval of the increase of the authorized shares of common stock of the Company.

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and return a proxy without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. Routine matters to be voted upon at our 2016 Annual Meeting include the ratification of the appointment of our independent registered public accounting firm. The remaining proposals which will be voted on at our 2016 Annual Meeting are considered non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the 2016 Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the 2016 Annual Meeting, your proxy gives authority to the proxy holders, Cornelis F. Wit, Randall G. Smith, and Thomas E. Vickers to vote on such matters at their discretion.

Who are the largest principal stockholders?

For information regarding holders of more than 5% of our outstanding Voting Securities, see "Security Ownership of Certain Beneficial Owners and Management" appearing later in this Proxy Statement.

Who will bear the cost of this solicitation?

We will bear the entire cost of the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and employees without additional compensation. We anticipate that the costs of the solicitation will not exceed $10,000.

Where can I find voting results of the 2016 Annual Meeting?

We intend to announce preliminary voting results at the 2016 Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days after the 2016 Annual Meeting.

What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at future stockholder meetings as follows:

Stockholder Proposals: As of the date of this Proxy Statement, we had not received notice of any stockholder proposals for the 2016 Annual Meeting described herein and proposals received subsequent to such date will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2017 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

OmniComm Systems, Inc.

Attention: Corporate Secretary

2101 West Commercial Blvd. Suite 3500

Ft. Lauderdale, FL 33309

Facsimile: (954) 473-1256

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date our proxy statement was distributed to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2017 annual meeting must be received by us at our principal executive office no later than January 6, 2017 in order to be eligible for inclusion in our 2017 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board’s Corporate Governance and Nominating Committee. Any such recommendations should include the information specified on page 14, and should be directed to our Corporate Secretary at our headquarters: 2101 West Commercial Blvd., Suite 3500, Ft. Lauderdale, Florida 33309 within the time period described above.

How may I communicate with OmniComm System’s Board or the non-management directors on OmniComm’s Board?

You may contact any of our directors by writing to them c/o OmniComm Systems, Inc., 2101 West Commercial Blvd. Suite 3500, Ft. Lauderdale, Florida 33309. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a stockholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about us. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by us that is addressed to the independent members of the Board and request copies of any such correspondence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were an aggregate of:

●	146,254,473 shares of common stock, and
●	250,000 shares of Series D Preferred Stock

issued and outstanding. The holders of our shares of common stock are entitled to one vote for each outstanding share of common stock. The holder of the Series D Preferred Stock is entitled to four hundred (400) votes for each share of Series D Preferred Stock provided that in connection with the election of directors, the terms of the Series D Preferred Stock provide that such shares shall be voted in the same percentage as all other voting shares voted for each director. At the 2016 Annual Meeting, the common stockholders are entitled to 146,254,473 votes and the Series D Preferred Stock stockholder is entitled to 100,000,000 votes, for an aggregate of 246,254,473 votes for all currently outstanding Voting Securities.

The following table sets forth, as of the Record Date, information known to us relating to the beneficial ownership of shares of our Voting Securities by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of any class of Voting Securities,
●	each director,
●	each named executive officer; and
●	all named executive officers and directors as a group.

Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from the Record Date upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of the Record Date have been exercised or converted.

The following table, however, gives no effect to the exercise of any outstanding options or warrants unless specifically set forth therein. We believe that all persons named in the table have sole voting, dispositive and investment power with respect to all shares of Voting Securities beneficially owned by them. Unless otherwise noted, the address for each person is: 2101 West Commercial Blvd. Suite 3500, Ft. Lauderdale, Florida 33309.

		Common stock		Series D Preferred Stock
Name of beneficial owner		# of shares beneficially owned	% of class	# of shares beneficially owned	% of class	Percentage of voting securities
Cornelis F. Wit	(1)	76,608,050	44.3%	250,000	100.0%	64.7%
Randall G. Smith	(2)	4,300,540	2.9%	-0-	0.0%	1.7%
Robert C. Schweitzer	(3)	330,000	0.2%	-0-	0.0%	0.1%
Dr. Adam F. Cohen	(4)	1,010,000	0.7%	-0-	0.0%	0.4%
Dr. Gary A. Shangold	(5)	220,000	0.2%	-0-	0.0%	0.1%
Stephen E. Johnson	(6)	2,573,586	1.7%	-0-	0.0%	1.0%
Thomas E. Vickers	(7)	1,500,000	1.0%	-0-	0.0%	0.6%
All Directors and Officers as a group (seven persons)	(8)	86,542,176	48.5%	250,000	100.0%	67.0%

Principal Stockholders

eResearch Technologies		8,100,000	5.5%	-0-	0.0%	3.3%

(1)

Includes 66,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before July 31, 2016 and 2017; and 116,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before March 20, 2017, and 2018, in the event of cessation of service as an employee. Includes 14,290 shares of our common stock issuable upon the conversion of warrants at exercise prices ranging from $0.25 to $0.60 per share with expiration dates ranging from April 2017 to April 2019. Includes 250,000 shares of our Series D Preferred Stock which entitles Mr. Wit to 100,000,000 votes on each matter voted upon provided that in connection with the election of directors, the terms of the Series D Preferred Stock provide that such shares shall be voted in the same percentage as all other voting shares voted for each director and 12,490,000 shares of our common stock issuable upon conversion of Convertible Notes.

(2)

Includes 66,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before July 31, 2016 and 2017; and 183,334 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before March 20, 2017, and 2018, in the event of cessation of service as an employee. Includes 2,000,000 shares of our common stock issuable upon the conversion of warrants at an exercise price of $0.25 per share with an expiration date of January 1, 2019.

(3)

Includes 33,334 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture before August 13, 2016; 66,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before July 31, 2016 and 2017 and 120,000 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-third increments before June 11, 2016, 2017 and 2018, in the event of cessation of service as a director.

(4)

Includes 66,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before July 31, 2016 and 2017 and 120,000 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-third increments before June 11, 2016, 2017 and 2018, in the event of cessation of service as a director.

(5)

Includes 66,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before July 31, 2016 and 2017 and 120,000 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-third increments before June 11, 2016, 2017 and 2018, in the event of cessation of service as a director.

(6)

Includes 66,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before July 31, 2016 and 2017; and 76,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before March 20, 2017, and 2018, in the event of cessation of service as an employee. Includes 2,050,000 shares of our common stock issuable upon the conversion of warrants at exercise prices ranging from $0.25 to $0.60 per share with expiration dates ranging from April 2018 to January 2019 and 50,000 shares of our common stock issuable upon conversion of Convertible Notes.

(7)

Includes 66,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before July 31, 2016 and 2017; and 66,667 restricted shares under the 2009 Equity Incentive Plan, which are subject to forfeiture in one-half increments before March 20, 2017, and 2018, in the event of cessation of service as an employee. Includes vested options to purchase an aggregate of 200,000 shares of our common stock at prices ranging from $0.05 to $0.15 per share with expiration dates ranging from December 2016 to August 2017. Includes 1,000,000 shares of our common stock issuable upon the conversion of warrants at an exercise price of $0.25 per share with an expiration date of January 1, 2019.

(8)	Includes footnotes (1) through (7).

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires our directors and executive officers and persons who own more than ten percent of a class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3 (d) of the Exchange Act during the year ended December 31, 2015 and Forms 5 and amendments thereto furnished to us with respect to the year ended December 31, 2015, we are not aware that any officer, director or 10% or greater stockholder failed to file on a timely basis, as disclosed in the aforementioned Forms required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2015.

CORPORATE GOVERNANCE, BOARD COMMITTEES AND RELATED MATTERS

Summary of Corporate Governance Framework

We are committed to maintaining the highest standards of honest, ethical conduct, and corporate governance in running our business efficiently, serving our stockholders’ interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted a Code of Ethics and Business Conduct, which applies to all our directors, officers and employees and Corporate Governance Guidelines, which sets forth the responsibilities of the members of our Board and Board committees. Our Corporate Governance Guidelines were adopted in 2003, amended and restated on June 1, 2004, and amended and restated effective April 13, 2016. Among other things, our Corporate Governance Guidelines provide that our independent directors have the opportunity to meet in executive session at every Board and Board committee meeting, with the agenda for such meetings being established by our Lead Independent Director in consultation with our Chairman of the Board.

To assist in its governance, our Board has formed three standing committees: Audit, Compensation, and Corporate Governance and Nominating. A discussion of each committee’s function is set forth below.

Our By-Laws, the charters of each Board committee, the independent status of a majority of our Board, our Code of Ethics and Business Conduct and Corporate Governance Guidelines provide the framework for our corporate governance. Copies of our By-Laws, charters and amendments thereto, Code of Ethics and Business Conduct and Corporate Governance Guidelines may be found on our website at www.omnicomm.com. Copies of these materials also are available, without charge, upon written request to our Corporate Secretary.

Board of Directors Meetings

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and our Chief Financial Officer and by reading the reports and other materials that we send them and by participating in Board and committee meetings. The Board meets regularly during the year to review matters affecting us and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent.

Board of Directors Meetings and Attendance. The Board held three meetings and took actions twelve times by unanimous written consent during 2015. All members of the Board attended all meetings of the Board in 2015. All members participated in each action of the Board.

Annual Meeting Attendance. All members of the Board are required to attend the annual meetings of stockholders. All members of the Board were in attendance at the 2015 Annual Meeting of Stockholders.

Board Leadership Structure, Lead Independent Director and Board's Role in Risk Oversight

The Board takes a flexible approach to the issue of whether the offices of Chairman and Chief Executive Officer (“CEO”) should be separate or combined and whether the office of Chairman is held by an “independent director” as defined under The NASDAQ Stock Market rules. This approach allows the Board to regularly evaluate whether it is in the best interests of the Company for the CEO or another officer or director to hold the position of Chairman. Cornelis F. Wit serves as our Chief Executive Officer and Randall G. Smith serves as Chairman of the Board. Mr. Smith is also our Chief Technology Officer, and accordingly Mr. Smith is not an independent director as defined under The NASDAQ Stock Market rules. The Board believes there are important advantages to Mr. Smith serving as Chairman and Chief Technology Officer at this time.  Mr. Smith has been an executive officer and member of the Board since the Company’s inception in 1997 and is most familiar with our Company’s business and industry and best situated to propose the Board’s agendas and lead Board discussions on important matters.  Mr. Smith provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies.

In order to enhance the Board’s active and objective oversight of our management, in October 2015 the Board established the position of Lead Independent Director. The Lead Independent Director position will be held by an independent director elected by the Board. On October 15, 2015, Mr. Schweitzer was appointed and serves as our Lead Independent Director and his term will end in October 2017 provided he is reelected to the Board during that time. The responsibilities of our Lead Independent Director include, among others, (1) acting as the principal liaison between the independent directors and the Chairman of the Board and CEO; (2) developing the agenda for and presiding over executive sessions of the Board’s independent directors; (3) discussing with the Chairman and CEO the agenda for Board and Board committee meetings and the need for special meetings of the Board; (4) advising the Chairman as to the quality, quantity and timeliness of the information submitted by management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; (5) recommending to the Board the retention of advisors and consultants who report directly to the Board; (6) interviewing, along with the chairperson of the Corporate Governance and Nominating Committee, board candidates, and making recommendations to the Corporate Governance and Nominating Committee, as appropriate; (7) chairing meetings of the Board if the Chairman is not present, and (8) serving as a liaison for consultation and communication with stockholders, as appropriate. A copy of the duties for our Lead Independent Director is available on our website at www.omnicomm.com or, without charge, upon written request to our Corporate Secretary.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board's role in overseeing the management of the Company's risks includes regularly reviewing information from members of management on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) meet and discuss regularly with management our major risk exposures, their potential impact on us, and the steps we take to manage them. Our Chief Financial Officer attends the majority of our Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Independence

The Board has determined that three of our current directors, Robert C. Schweitzer, Dr. Adam F. Cohen and Dr. Gary A. Shangold, have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are each an “independent director” as defined in Marketplace Rule 5605 of The NASDAQ Stock Market. In making the determination of the independence of our directors, the Board considered all known transactions in which we and any of our directors had any interest, including any discussed under “Certain Relationships and Related Party Transactions” below.

Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting, and exert no control over, meetings of our independent directors.

Committees of our Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. From time to time, the Board may establish additional committees.

The following chart reflects the current membership of each of our Board’s committees:

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Robert C. Schweitzer	**	*	*
Adam F. Cohen	*	*
Gary A. Shangold		**	**

* Member

** Chair

Audit Committee. We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act . The Audit Committee of the Board is responsible for the engagement of our independent public accountants, approves services rendered by our accountants, reviews the activities and recommendations of our internal audit department, and reviews and evaluates our accounting systems, financial controls and financial personnel. The Board adopted a written charter for the Audit Committee on April 24, 2003. The charter was amended and restated effective April 13, 2016. Our Board has determined that each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of The NASDAQ Stock Market. The Audit Committee met four times and took no actions by unanimous written consent during 2015. Following the 2016 Annual Meeting, and assuming the nominated directors are elected, the Audit Committee will be composed of Robert C. Schweitzer and Dr. Adam F. Cohen.

Audit Committee Financial Expert. The Board has determined that Robert C. Schweitzer is an "audit committee financial expert" within the meaning of Item 401(e) of Regulation S-B. In general, an "audit committee financial expert" is an individual member of the audit committee or Board who:

●	understands generally accepted accounting principles and financial statements,
●	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves,
●	has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements,
●	understands internal controls over financial reporting, and
●	understands audit committee functions.

2015 Audit Committee Report

The Audit Committee of the Board serves as the representative of the Board for general oversight of our financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. Our management has responsibility for preparing our financial statements as well as our financial reporting process. Liggett & Webb P.A., acting as our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee hereby reports on the fiscal year ended December 31, 2015 as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2015 with our management.

2.

The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees.

3.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed the matter of independence with our independent registered public accounting firm.

4.

Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of OmniComm Systems, and the Board has approved, that the audited financial statements be included in OmniComm Systems’ Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the Securities and Exchange Commission (“SEC”).

Dated: March 29, 2016

The Audit Committee of the Board of Directors

/s/ Robert C. Schweitzer – Chairman

/s/ Adam F. Cohen

Compensation Committee. The Compensation Committee establishes and administers our executive compensation practices and policies, reviews the individual elements of total compensation for elected officers and recommends salary adjustments to the Board. In addition, the Compensation Committee determines the number of performance shares and other equity incentives awarded to elected officers and the terms and conditions on which they are granted, amends compensation plans within the scope of the Compensation Committee's authority and recommends compensation plans and compensation plan amendments to the Board, sets company policy for employee benefit programs and plans and oversees administration of employee retirement plans and various other benefit plans as we may establish from time to time. The Board adopted a written charter for the Compensation Committee in 2003. The charter was amended and restated effective April 13, 2016. The Compensation Committee met three times and took no actions by unanimous consent during fiscal 2015. Please see Compensation Discussion and Analysis for additional compensation related disclosures. Following the 2016 Annual Meeting, and assuming the nominated directors are elected, the Compensation Committee will be composed of Mr. Robert C. Schweitzer, Dr. Adam F. Cohen and Dr. Gary A. Shangold.

Compensation Risk Assessment. We believe our approach to goal setting, setting of targets with payouts at multiple levels of performance, and evaluation of performance results assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. We also believe we have allocated our compensation among base salary and short-term and long-term compensation target opportunities in such a way that it does not encourage excessive risk-taking. Additionally, as a provider of integrated software products and related services, we do not face the same level of risks associated with compensation of employees at businesses such as financial services companies. Although our Compensation Committee focuses primarily on the compensation of named executive officers because risk-related decisions depend predominantly on their judgment, the Compensation Committee believes that the features of our programs reflect sound risk management practices, and risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on us.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee reviews and makes recommendations to the Board with respect to:

●	the responsibilities and functions of the Board and Board committees and with respect to Board compensation,
●	the composition and governance of the Board, including recommending candidates to fill vacancies on, or to be elected or re-elected to, the Board,
●	candidates for election as Chief Executive Officer and other corporate officers,
●	monitoring the performance of the Chief Executive Officer and our compensation plans for senior management succession, and
●	reviewing and recommending the policies and procedures necessary for the effective management of our company.

The Corporate Governance and Nominating Committee uses various methods to identify director nominees. The Corporate Governance and Nominating Committee assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current Board members, stockholders, or other sources. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence, and expertise.

Our Board has determined that each member of the Corporate Governance and Nominating Committee in 2015 was independent, as independence is defined in the listing standards of The NASDAQ Stock Market. The Board adopted a written charter for the Corporate Governance and Nominating Committee effective April 13, 2016. The Corporate Governance and Nominating Committee met three times and took no actions by unanimous written consent during 2015. The Corporate Governance and Nominating Committee does consider nominees selected by our stockholders. Following the 2016 Annual Meeting, and assuming the nominated directors are elected, the Corporate Governance and Nominating Committee will be composed of Mr. Robert C. Schweitzer and Dr. Gary A. Shangold.

Identifying and Evaluating Director Nominees

Working closely with the full Board, the Corporate Governance and Nominating Committee develops criteria for open Board positions, taking into account such factors as it deems appropriate, including, among others, the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board, the balance of management and independent directors and the need for financial or other specialized expertise. Further, when identifying nominees to serve as director, the Corporate Governance and Nominating Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Applying these criteria, the Corporate Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders. The Corporate Governance and Nominating Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. Once the Corporate Governance and Nominating Committee has identified a prospective nominee—whether the prospective nominee is recommended by a stockholder or otherwise—it makes an initial determination as to whether to conduct a full evaluation, taking into account the information provided to the Corporate Governance and Nominating Committee with the recommendation of the candidate as well as the Corporate Governance and Nominating Committee’s own knowledge, supplemented as appropriate by inquiries to third parties. The preliminary determination is based primarily on the need for additional Board members and the likelihood that the prospective nominee can satisfy the criteria that the Corporate Governance and Nominating Committee has established. If the Corporate Governance and Nominating Committee determines, in consultation with the Chairman of the Board and other Company directors as appropriate, that additional consideration is warranted, it will gather additional information about the prospective nominee’s background and experience. The Corporate Governance and Nominating Committee then evaluates the prospective nominee against the specific criteria that it has established for the position. If the Corporate Governance and Nominating Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Corporate Governance and Nominating Committee, as well as other members of the Board as appropriate, interview the nominee. After completing this evaluation and interview, the Corporate Governance and Nominating Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new director after considering the Corporate Governance and Nominating Committee’s report.

Consideration of Director Candidates Recommended by our Stockholders

The Corporate Governance and Nominating Committee will consider director candidates submitted by stockholders. Such recommendations should be accompanied by (i) evidence of the stockholder’s stock ownership over the last year, (ii) a statement that the stockholder is not a competitor of OmniComm Systems, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications, (iv) information regarding the director candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations (including a description of all relationships, arrangements, or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed), and (v) a statement whether the candidate has expressed interest in serving as a director. The Corporate Governance and Nominating Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders as it does for candidates proposed by other parties. The Corporate Governance and Nominating Committee will consider such candidacy and will advise the recommending stockholder of its final decision. A stockholder who wishes to nominate a person for director must provide the nomination in writing to the Corporate Secretary at our principal offices pursuant to the notice provisions in the By-laws. Such notice must be received not less than 60 nor more than 90 days prior to the annual meeting or, if less than 70 days’ notice of the date of such meeting has been given, then within 10 business days following the first public disclosure of the meeting date or the mailing of our notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from us.

Policy Governing Director Attendance at Annual Meetings of Stockholders

Our policy is to schedule a regular meeting of the Board on the same date as our annual meeting of stockholders and, accordingly, Board members are encouraged to be present at our annual stockholder meetings. All of our Board members attended our annual meeting of stockholders held on June 11, 2015.

Contacting the Board of Directors

Stockholders and other parties interested in communicating directly with the Board or with the non-management directors as a group may do so by writing to Chairman of the Board, OmniComm Systems, Inc., 2101 West Commercial Blvd. Suite 3500, Ft. Lauderdale, Florida 33309. Under a process approved by the Corporate Governance and Nominating Committee of the Board for handling letters received by us and addressed to non-management members of the Board, our Corporate Secretary reviews all such correspondence and forwards to the Board a summary and/or copies of any such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or Committees thereof or that he or she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters, as described below

Accounting Matters

The Audit Committee has established procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters (“Accounting Matters”). Employees with concerns regarding Accounting Matters may report their concerns directly to the Audit Committee via our confidential reporting system. Non-employee complaints regarding Accounting Matters may be reported by writing to the Audit Committee c/o Corporate Secretary, at our headquarters at 2101 West Commercial Blvd. Suite 3500, Ft. Lauderdale, Florida 33309.

Code of Ethics and Business Conduct

Effective March 1, 2003, our Board adopted a Code of Ethics and Business Conduct that applies to all of our employees and members of our Board. The Code of Ethics and Business Conduct was amended and restated effective April 13, 2016. As adopted, our Code of Ethics and Business Conduct sets forth written standards that are designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●	full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;
●	compliance with applicable governmental laws, rules and regulations;
●	the prompt internal reporting of violations of the Code of Ethics and Business Conduct to an appropriate person or persons identified in the Code of Ethics and Business Conduct; and
●	accountability for adherence to the Code of Ethics and Business Conduct.

Our Code of Ethics and Business Conduct requires, among other things, that all of our personnel shall be accorded full access to our Chief Executive Officer with respect to any matter that may arise relating to the Code of Ethics and Business Conduct. Further, all of our personnel are to be accorded full access to our Board if any such matter involves an alleged breach of the Code of Ethics and Business Conduct by our Chief Executive Officer.

In addition, our Code of Ethics and Business Conduct emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining our financial integrity, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our Chief Executive Officer. If the incident involves an alleged breach of the Code of Ethics and Business Conduct by the Chief Executive Officer, the incident must be reported to any member of our Board. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our policy to retaliate against any individual who reports in good faith the violation or potential violation of our Code of Ethics and Business Conduct by another.

Our Code of Ethics and Business Conduct is available on the SEC website located at: www.sec.gov filed as Exhibit D to our Proxy Statement dated June 4, 2003. We will provide a copy of the Code of Ethics and Business Conduct to any person, without charge, upon request. Requests can be sent to: OmniComm Systems, Inc., Attention: Corporate Secretary, 2101 West Commercial Blvd. Suite 3500, Ft. Lauderdale, Florida, 33309.

Policy Regarding Related Party Transactions

Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to us than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. Based on our experience, we believe that each of the transactions with related parties complied with our Board’s policy at the time the transaction was effected. Our Board, by a vote of the disinterested directors, must approve all related party transactions. See “Certain Relationships and Related Party Transactions” for a description of such transactions.

For more corporate governance information, you are invited to access the Corporate Governance section of our website, which is available under the "Investor Relations" tab at www.omnicomm.com.

MANAGEMENT

The following individuals are our named executive officers and members of our Board. Each director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his or her successor is elected and qualified. Our by-laws permit the Board to fill any vacancy and such director may serve until the next annual meeting of stockholders or until his or her successor is elected and qualified. The Board elects officers annually and their terms of office are at the discretion of the Board.

Person	Age	Position
Cornelis F. Wit	69	Chief Executive Officer and Director
Randall G. Smith	58	Chairman and Chief Technology Officer
Robert C. Schweitzer	70	Director
Dr. Adam F. Cohen	63	Director
Dr. Gary A. Shangold	62	Director
Stephen E. Johnson	51	President and Chief Operating Officer
Thomas E. Vickers	52	Chief Financial Officer

Biographical information for Cornelis F. Wit, Randall G. Smith, Robert C. Schweitzer, Dr. Adam F. Cohen and Dr. Gary A. Shangold, our director nominees, is provided below under Proposal 1.

Stephen E. Johnson. Mr. Johnson has served as our President since June 1, 2010; he served as our Chief Operating Officer from April 1, 2008 and as our Executive Vice President, National Sales from September 2006 to April 2008. From 2000 to August 2006, Mr. Johnson served as East Coast and Central U.S. Sales Manager for Oracle Corporation, supplier of software for enterprise information management, within its Clinical Applications Division. Mr. Johnson received his B.S in Microbiology from the University of Massachusetts.

Thomas E. Vickers. Mr. Vickers has served as our Chief Financial Officer since October 2012; he has served as our Vice President of Finance from October 2011 to October 2012. Prior to joining OmniComm, Mr. Vickers was with Ocwen Financial Corporation, a publicly traded diversified financial services holding company, where he served in positions of increasing responsibility, most recently as Director, Servicing Operations.  Previously Mr. Vickers was Vice President, Operations for S&J and Vice President, Financial Operations for Precision Response Corporation.  Mr. Vickers has undergraduate degrees in Finance and Accounting and a Master of Taxation from Florida Atlantic University, an MBA from the University of Miami and is a Chartered Financial Analyst Charterholder.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

From time to time during the years ended December 31, 2015 and 2014, and prior thereto, the Company funded its operations, in part, through loans from its Chief Executive Officer and principal stockholder, Cornelis F. Wit, as well as from other parties, some of whom are affiliates of the Company. To the extent required by SEC rules, these loans are described below. These loans are evidenced by the Company’s promissory notes and convertible debentures, the maturity dates of many of which have been extended in writing by the Company and the holders thereof, or have been exchanged by the issuance of new promissory notes which supersede the maturing promissory notes. The form of convertible debentures and promissory notes and form of extension of the maturity dates of convertible debenture issued by the Company in these transactions, including a schedule identifying the lenders and otherwise containing the information required by Item 601 of Regulation S-K, are filed as Exhibits to the Annual Report.

On April 21, 2014, our former Director, Guus van Kesteren, extended the maturity date of his $150,000 of convertible debentures to April 1, 2016. The debentures bear an interest rate of 10% per annum. The convertible debentures were originally issued in August 2008. The expiration date of the warrants associated with the debentures was also extended to April 1, 2016. On July 31, 2014 Mr. van Kesteren’s term on the Board of Directors ended. Effective on the same date, his convertible debenture in the amount of $150,000 was reclassified from Related Party to Nonrelated Party.

On April 1, 2015 the Company issued a promissory note in the amount of $20,000 to our Chairman and Chief Technology Officer, Randall G. Smith ("Mr. Smith"), in exchange for an existing promissory note in the same amount. The promissory note carries an interest rate of 12% and has a maturity date of April 1, 2018.

On April 30, 2015, the Company and Mr. Johnson extended the maturity date of $25,000 of convertible debentures to our Chief Operating Officer and President, Stephen E. Johnson, originally issued in December 2008. The debentures carry an interest rate of 12% and have a maturity date of April 1, 2018. The expiration date of the warrants associated with the debentures was also extended to April 1, 2018.

On May 1, 2015 the Company paid $5,000 to Mr. Smith in exchange for an outstanding convertible note in the same amount. The note carried an interest rate of 12% and had a maturity date of January 1, 2016.

As of December 31, 2015, we have an aggregate of $5,825,000 principal amount of convertible debentures outstanding to Cornelis F. Wit, our Chief Executive Officer and Director (“Mr. Wit”), and have issued certain warrants to Mr. Wit, as follows:

●

In June 2008, Mr. Wit invested $510,000 in convertible notes. On August 29, 2008, Mr. Wit converted the $510,000 and invested an additional $1,260,000 in a private placement of convertible debentures and warrants to purchase 3,540,000 shares of our common stock. The convertible debentures, which bear interest at 10% per annum, were due on August 29, 2010. The convertible debentures are convertible at any time at the option of the holder into shares of our common stock based upon a conversion rate of $0.50 per share. On September 30, 2009, the Company and Mr. Wit extended the $1,770,000 of convertible debentures until August 29, 2013. On February 22, 2013, the Company and Mr. Wit extended the maturity date of the $1,770,000 of convertible debentures to January 1, 2016. The expiration date of the warrants associated with the convertible debentures was also extended to January 1, 2016. On January 31, 2015 the Company and Mr. Wit extended the maturity date of the $1,770,000 of convertible debentures to April 1, 2017. The expiration date of the warrants associated with the debentures was also extended to April 1, 2017.

●

In February 2008, Mr. Wit invested $150,000 in promissory notes and from September 2008 to December 2008, Mr. Wit invested $4,200,000 in convertible notes. On December 16, 2008, Mr. Wit converted the $4,350,000 into a private placement of convertible debentures and warrants to purchase 8,700,000 shares of our common stock. The convertible debentures, which bear interest at 12% per annum, were due on December 16, 2010. The convertible debentures are convertible at any time at the option of the holder into shares of our common stock based upon a conversion rate of $0.50 per share. On September 30, 2009, the Company and Mr. Wit extended the $4,350,000 of convertible debentures until December 16, 2013. In a private transaction on October 16, 2012, Mr. Wit purchased $125,000 of the December 2008 convertible debentures and the related 250,000 warrants from Mr. Ronald Linares, the Company’s former Chief Financial Officer. On February 22, 2013, the Company and Mr. Wit extended the maturity date of the $4,475,000 of convertible debentures to January 1, 2016. The expiration date of the warrants associated with the convertible debentures was also extended to January 1, 2016. On January 31, 2015 the Company and Mr. Wit extended the maturity date of the $4,475,000 of convertible debentures to April 1, 2017. The expiration date of the warrants associated with the convertible debentures was also extended to April 1, 2017. On November 19, 2015 the Company and Mr. Wit agreed to cancel $420,000 of the convertible debentures and 1,680,000 of unrelated warrants in exchange for 1,680,000 shares of our common stock.

●

From July 2009 to September 2009, Mr. Wit invested $1,100,000 which amount was aggregated under the terms of one convertible note dated September 30, 2009.  On September 30, 2009, Mr. Wit agreed to convert this convertible note into a private placement of secured convertible debentures bearing interest at a rate of 12% per annum with a maturity date of March 30, 2011. The convertible debentures were convertible into 4,400,000 shares of common stock and Mr. Wit received 4,400,000 warrants to purchase common stock of the Company at a price of $0.25. On March 30, 2011, the Company and Mr. Wit extended the maturity date of his convertible note until April 1, 2013 in accordance with the terms of Amendment Number One To Securities Purchase Agreement. The Company also extended the expiration date of the 4,400,000 warrants associated with the convertible debentures to September 30, 2015. On February 22, 2013, the Company and Mr. Wit extended the maturity date of his convertible debentures to January 1, 2016. The expiration date of the warrants associated with the convertible debentures was also extended to January 1, 2016. On January 31, 2015 the Company and Mr. Wit extended the maturity date of the $1,100,000 of convertible debentures to April 1, 2017. The expiration date of the warrants associated with the convertible debentures was also extended to April 1, 2017. On November 19, 2015 Mr. Wit converted $475,000 of the convertible debentures into 1,900,000 shares of our common stock. On November 19, 2015 the Company and Mr. Wit agreed to cancel the 1,900,000 warrants related to the $475,000 in convertible debentures and $475,000 of unrelated promissory notes in exchange for 1,900,000 shares of our common stock. On November 23, 2015 Mr. Wit sold the remaining $625,000 of convertible debentures and the related warrants to unrelated non-affiliate stockholders.

●

From October 2009 to December 2009, Mr. Wit invested $1,440,000, which amount was aggregated under the terms of one convertible note dated December 31, 2009. On December 31, 2009, Mr. Wit agreed to convert this convertible note into a private placement of unsecured convertible debentures bearing interest at a rate of 12% per annum, which convertible debentures were due on June 30, 2011. The Company and Mr. Wit extended the maturity date of his convertible note until October 1, 2013. The Company also extended the expiration date of the 5,760,000 warrants associated with convertible note to December 31, 2015. On February 22, 2013, the Company and Mr. Wit extended the maturity date of his convertible debentures to January 1, 2016. The expiration date of the warrants associated with the convertible debentures was also extended to January 1, 2016. On January 31, 2015 the Company and Mr. Wit extended the maturity date of the $1,440,000 of convertible debentures to April 1, 2017. The expiration date of the warrants associated with the debentures was also extended to April 1, 2017. On November 19, 2015 Mr. Wit converted $1,440,000 of the convertible debentures into 5,760,000 shares of our common stock. On November 19, 2015 the Company and Mr. Wit agreed to cancel the 5,760,000 warrants related to the convertible debentures and $1,440,000 of unrelated promissory notes in exchange for 5,760,000 shares of our common stock.

●

On January 31, 2015 the Company issued a promissory note in the amount of $2,860,000 and paid $6,879 in principal to Mr. Wit in exchange for an existing promissory note in the same amount. The promissory note carries an interest rate of 12% and has a maturity date of April 1, 2017. The expiration date of the warrants associated with the promissory note was also extended to April 1, 2017. On October 15, 2015 the Company issued a promissory note in the amount of $2,860,000 to Mr. Wit in exchange for the existing promissory note in the same amount. The promissory note carries an interest rate of 12% and has a maturity date of January 1, 2019. The expiration date of the warrants associated with the promissory note was also extended to January 1, 2019. On November 19, 2015 the Company and Mr. Wit agreed to cancel the promissory note and 11,440,000 warrants related to the promissory note in exchange for 11,440,000 shares of our common stock.

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On January 31, 2015 the Company issued a promissory note in the amount of $529,000 to Mr. Wit, in exchange for an existing promissory note in the same amount. The promissory note carries an interest rate of 12% and has a maturity date of April 1, 2017. The expiration date of the warrants associated with the promissory note was also extended to April 1, 2017. On October 15, 2015 the Company issued a promissory note in the amount of $529,000 to Mr. Wit in exchange for the existing promissory note in the same amount. The promissory note carries an interest rate of 12% and has a maturity date of January 1, 2019. The expiration date of the warrants associated with the promissory note was also extended to January 1, 2019. On November 19, 2015 the promissory note and the related warrants were cancelled in exchange for 2,116,000 shares of our common stock.

●

On January 1, 2014, the Company issued a promissory note in the principal amount of $980,000 and warrants to purchase 3,920,000 shares of common stock of the Company at an exercise price of $0.25 per share with an expiration date of April 1, 2017 to Mr. Wit in exchange for accrued interest in the amount of $980,000. The promissory note carries an interest rate of 12% per annum and is due on April 1, 2017. On October 15, 2015 the Company issued a promissory note in the amount of $980,000 to Mr. Wit in exchange for the existing promissory note in the same amount. The promissory note carries an interest rate of 12% and has a maturity date of January 1, 2019. The expiration date of the warrants associated with the promissory note was also extended to January 1, 2019. On November 19, 2015 the promissory note and the related warrants were cancelled in exchange for 3,920,000 shares of our common stock.

●

On December 23, 2014, the Company issued a promissory note in the principal amount of $280,000 to Mr. Wit. The promissory note carries an interest rate of 12% per annum and is due on April 1, 2017. On January 31, 2015 the promissory note was exchanged into a new promissory note for $950,000 which included the $280,000 and 670,000 of accrued interest. The promissory note carries an interest rate of 12% and has a maturity date of April 1, 2017.

●

On January 31, 2015, the Company issued a promissory note in the principal amount of $950,000 and warrants to purchase 3,800,000 shares of common stock of the Company at an exercise price of $0.25 per share with an expiration date of April 1, 2017 to Mr. Wit, in exchange for an existing promissory note in the amount of $280,000 and accrued interest in the amount of $670,000. The promissory note carries an interest rate of 12% per annum and is due on April 1, 2017. On October 15, 2015 the Company issued a promissory note in the amount of $950,000 to Mr. Wit in exchange for the existing promissory note in the same amount. The promissory note carries an interest rate of 12% and has a maturity date of January 1, 2019. The expiration date of the warrants associated with the promissory note was also extended to January 1, 2019. On November 19, 2015 the Company and Mr. Wit agreed to cancel the promissory note and the warrants related to the promissory note in exchange for 3,800,000 shares of our common stock.

On November 19, 2015, and included in the disclosure described above, we issued 37,023,517 restricted shares of our common stock to Mr. Wit. The shares were issued in exchange (i) for the cancellation of $6,919,000 of outstanding 12% promissory notes, $420,000 of outstanding 12% convertible notes payable and 29,363,517 outstanding warrants to purchase shares of our common stock at $0.25 per share and (ii) the conversion of $1,915,000 of convertible notes payable with a conversion price of $0.25 per share.

On March 18, 2013, the Company entered into a $2,000,000 revolving Line of Credit with The Northern Trust Company guaranteed by Mr. Wit. On December 18, 2013 the Company renewed the Line of Credit and increased the available balance to $4,000,000. On February 3, 2015 the Company renewed the Line of Credit and increased the available balance to $5,000,000. Mr. Wit receives 2.0% interest (approximately $9,500 per month) on the assets pledged by Mr. Wit for the Line for Credit. The Line of Credit matures on February 2, 2018 and carries a variable interest rate based on the prime rate. At December 31, 2015, $4,200,000 was outstanding on the Line of Credit at an interest rate of 2.5%.

For the years December 31, 2015 and December 31, 2014 we incurred $2,434,101 and $2,389,786, respectively, in interest expense payable to related parties.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee’s Philosophy on Executive Compensation

Our business vision is built around our desire to hire and retain the most talented executives and employees in the Electronic Data Capture or “EDC” industry. We believe this will help ensure that we achieve our operating goals of 1) achieving significant market share, 2) that we are viewed as a great company to work for, and 3) that our clients believe that we are a great company to buy products and services from. We believe this philosophy best allows us to align employee incentives with stockholder value creation.

We strive to exceed our customers’ expectations through exceptional service experiences at every point of contact and through products and services that deliver what clients care about most. To achieve this vision, we try to continually align our business processes with what clients care about most. In order to achieve these goals we must attract, retain and properly motivate exceptional executives.

Our executive compensation package is designed to deliver a full featured compensation package. These compensation packages are delivered in an entrepreneurial environment that fosters on-going learning and affords the executive an ability to develop their skills in a highly-motivated work environment. For us and our stockholders, our compensation philosophy and plan seeks to maximize the return from the compensation investment. For the executive, our plan is intended to represent a fair and competitive compensation package with the objective of achieving a meaningful work experience that includes personal fulfillment, wealth accumulation, competitive pay and job security. These, in turn, provide an optimal scenario for our executives, business partners and customers.

Within this context, the three major objectives for our executive compensation program are:

●	Alignment: Link executive compensation rewards with increases in stockholders value and ultimately align stockholders and executive interests by achieving meaningful executive stock ownership levels.

●	Motivation: Motivate executives to be accountable for and accomplish the strategic and financial objectives approved by the Board.

●

Attraction and Retention:  Attract and retain senior executives with experience in managing high-growth firms with an entrepreneurial spirit. We have built our management team around executives with pharmaceutical, health science, software and high-technology backgrounds. It is our belief that this approach will allow us to preserve and increase stockholders value by strengthening the core EDC service and product metrics which ultimately drive stockholders value.

The Role of the Compensation Committee in Determining Executive Compensation

Compensation for the named executive officers is determined under programs adopted by the Compensation Committee and approved by the Board.

The Compensation Committee establishes the executive compensation philosophy, policy, elements and strategy and reviews proposed executive compensation program provisions for Board approval. Specifically, the Compensation Committee:

●	approves executive officer salary increases, except for the Chief Executive Officer (“CEO”) which are recommended by the Compensation Committee and approved by the Board;

●	approves participation in our equity compensation plan (“Plan”);

●	assesses our performance results, as well as individual performance results for the CEO and other named executive officers, when applicable, in determining awards under the Plan; and

●	oversees employee and executive benefit plans and perquisites.

In addition, the Compensation Committee recommends to the Board for approval (1) the annual targets for the Plan; (2) the annual Plan award for the CEO and other executive officers; (3) individual annual stock option and restricted stock awards to executives and other employees; (4) 401(k) plan changes; (5) executive benefits and perquisites; and (6) approves executive employment and severance agreements recommended by our executive management.

Policy on Executive Compensation

Each executive officer’s compensation opportunity is designed to be competitive with that offered by EDC companies with operations in our marketplace (the “Peer Group,” as described below). Our Peer Group is relatively small since only a limited number of EDC firms are currently publicly-held. In addition, we operate in a geographic area that has experienced inflation and cost-of-living increases that exceed those measured for the U.S. market as a whole. In analyzing its wage, incentive, and perquisite practices, we consider three groups of companies our Peer Group. The first is other publicly-held EDC firms, second, are firms that provide services and products to the pharmaceutical, biotechnology and medical device industries, and, third are small, high-technology firms located in the South Florida area.

Because we operate in a market where there is strong demand for talented executives, the Compensation Committee believes that staying competitive with the Peer Group is essential to attracting and retaining highly qualified executive officers. Generally, this means that base salary, annual incentive targets which historically have been targeted to either annual sales or annual cash flows from operations and stock plan grant values are established around the calculated median of the Peer Group with some adjustments made for our relative asset size. Individual opportunities may be above or below this general target level at times for a variety of reasons, including individual and corporate performance, recruiting or retention requirements or internal equity concerns. The other elements of the rewards portfolio are also designed to be comparable to the benefits provided to executives within the life sciences and software industries.

To-date we have not used short-term, incentive-based compensation. When financial performance makes the use of short-term incentives appropriate we believe our performance and the performance of the individual should determine whether total compensation received by any executive officer reaches the median level observed in the Peer Group. For long-term incentives, the Compensation Committee has historically awarded stock options and has begun utilizing restricted common stock. Stock option awards generally vest in two annual increments after the grant date. Restricted stock grants are held in escrow and are released to the executive in one-third annual increments after the grant date. It is the Compensation Committee’s policy to provide grant levels that approximate the median of executive position grant levels within the Peer Group. Actual annual grants may vary from this policy based on our performance and/or the performance of the individual. Benefits for executives are intended to reflect our overall approach to our broad employee population, as well as generally competitive executive practice and to assist in the attraction and retention of talented executives to careers with us. Health care coverage for executives is the same as for all employees. At present, we do not provide any unique executive benefits or perquisites to our key employees.

The Peer Group

The Compensation Committee uses a Peer Group comprised of peer eClinical software and service providers and providers of technology services to the Life Sciences industries to compare the primary elements of our executive compensation and benefit programs. The Compensation Committee periodically reviews the Peer Group with management and makes changes as appropriate to better reflect companies of similar size and business characteristics or who have a significant presence in our marketplace. The 2015 Peer Group includes two eClinical software and service providers. In addition to the Peer Group comparisons, the Compensation Committee reviews compensation survey data within the South Florida business market and considers general corporate practices and trends where appropriate in making compensation decisions. The 2015 Peer Group consists of:

Medidata Solutions

eResearch Technologies

Guiding Principles

The Compensation Committee’s executive compensation philosophy is implemented through compensation programs based upon the following Guiding Principles:

 Pay Prominence:  The Compensation Committee will manage pay to help communicate desired results, influence management to make decisions to produce those results and reward management for achievement of those results. The following key elements are ways the Compensation Committee keeps pay prominent:

●

 Emphasis on Motivation:  Pay will be used to motivate management to focus on key financial and strategic goals by providing above competitive pay rewards for outstanding annual and long-term performance and below competitive pay when performance is less than expected.

●

Performance Management:  Performance assessment criteria for each executive will be clearly communicated each year and will be consistent with areas of performance related to achieving our short-term and long-term objectives.

●	Controllability: Financial performance measures that management has the ability to impact and influence will be used in administering the Plan.

●

Explicitness:  Compensation opportunities and the performance expectations to earn these opportunities will be explicitly communicated. Goals and payout schedules will be established in advance for all incentive plans.

●	Differentiation: Pay will be managed to ensure material differences occur for significantly different levels of performance achievement.

 Comparative Framework:  The Compensation Committee compares our executive compensation levels with data sources that reflect our business (software development) in our markets and account for the size of operations (e.g., total revenues and assets). Such data sources include software industry specific compensation surveys and an analysis of pay levels provided to comparable executives within the Peer Group.

 Pay Positioning:  The targeted total direct compensation (salary, annual incentive (if applicable) and long-term incentives) and benefits package, including perquisites, for executives should be positioned to be competitive with the assessed median compensation levels of the Peer Group, taking into account the relative responsibilities of the executive officers involved, when targeted performance is achieved. Actual total direct compensation in any given year may be above or below the target level based on corporate and individual performance.

The basic components of our executive compensation package and the policy for each component are described below:

Base Salary

In general, we target base salaries at the median competitive levels relative to comparable positions in the Peer Group, taking into account the comparative responsibilities of the executive officers involved and the relative size of the Peer Group members. Where the responsibilities of our executive positions are different from those typically found among other software or EDC companies or where our executives are new to their responsibilities or play a particularly critical role with us, base salaries may be targeted above or below median competitive levels. None of the executive officers received performance-based pay during 2015. In determining salaries, the Compensation Committee also takes into account individual leadership and vision, experience and performance, as well as internal equity relative to other positions within the Company and specific issues particular to us and the position involved. Historically, we have attempted to maintain pay equity for our employees, including the CEO and named executives, by providing cost-of-living increases that are based on standard cost-of-living information for the South Florida area.

Annual Incentive Pay

Historically we have limited the use of annual incentive pay, other than in connection with sales commissions paid to certain sales executives. The CEO, CTO and COO each have annual incentive pay and performance awards contained as part of their individual employment agreements, but our performance has precluded the award of any incentives. For 2016 the Compensation Committee implemented an annual incentive pay program which is comprised of an annual determination of awards for the named executive officers by reference to pre-assigned target percent of salary for each executive position, which will represent the Compensation Committee’s view of bonus opportunity for total cash compensation. Actual amounts will likely vary from this target based on our performance results and the performance results of the individual. To-date, we have not awarded cash bonuses to any named executives, but it is contemplated that during 2016 incentive pay will be earned by the named executives.

Long-Term Incentives

Long-term incentives are provided through our equity incentive plans. Our long-term incentives are primarily managed through the 2009 Equity Incentive Plan of OmniComm Systems, Inc. (“Plan”). The Plan authorizes the award of restricted stock, stock options, stock appreciation right, phantom stock units and performance share units to executives and other employees, as determined by the Compensation Committee. We have historically provided long-term compensation opportunities for senior executives in the form of an annually determined grant of stock options, which typically vest ratably in one-half increments each year beginning with the year of grant. With accounting changes which effectively discourage the use of stock options, the Compensation Committee has begun to utilize grants of restricted stock, the restrictions on which lapse in annual one-third increments after grant or earlier if the employee dies, is permanently and totally disabled, or has his or her employment terminated under certain conditions. In general, both stock options and restricted stock are forfeited if the executive voluntarily terminates employment prior to vesting. Throughout the escrow period, holders of restricted stock have the right to vote their restricted shares and to receive dividends if and when paid.

The Compensation Committee develops annual guidelines, based on salary level and market data, for determining the size of the long-term equity incentive awards to executive officers. In determining the composition of the long-term incentive equity awards, the Compensation Committee considers the costs to us of each type of award and the incentive provided to the executive officer. The actual number of stock options and shares of restricted stock granted to any individual executive officer may be above or below the guideline level for the executive position based on an assessment of the historical and expected future contribution and performance of the executive as determined by the CEO and recommended by the Compensation Committee for approval by the Board.

Stock options and restricted stock are typically granted on a pre-established meeting date of the Board each year, the exceptions being for new hires and promotions. All stock option and restricted stock grants are approved by the Board and are effective on the date the Board approves the award. We have no intention, plan or practice to select stock option or restricted stock grant dates for executives in coordination with the release of material, non-public information or to time the release of such information because of option grant dates.

We expense stock option and restricted stock pro rata over the stock options vesting period and report such expensing in accordance with FAS 123R (codified within Accounting Standards Codification “ASC” 718 – Compensation – Stock Compensation). Upon exercise of a non-qualified stock option, the executive realizes ordinary income on the difference between the stock price on the date of exercise and the exercise price and we realize a commensurate tax-deductible expense. Upon the expiration of restrictions on restricted stock, the executive realizes ordinary income equal to the value of the restricted stock on the date of vesting and we realize a commensurate tax-deductible expense. Under the direction of the Compensation Committee, our staff is responsible for communicating and distributing the documentation associated with the awarding of stock options and restricted stock to participants.

Employee Benefits

Executive officers are eligible to participate in each benefit program which is available for all employees. The specific benefits provided and the levels of the benefits are determined periodically to be competitive within the software industry and significant employers within our geographic employment areas. Our employee programs include:

Medical, Dental & Vision Insurance is provided to each executive officer and includes health insurance from either Preferred Provider Organizations (PPO) or Point of Service (POS) insurance providers. Dental and Vision insurance are company sponsored but paid for solely by each executive officer as well as all other Company employees.

401(k) Plan provides for contributions of gross earnings subject to a federal maximum of annual contributions which is indexed over time, as well as up to $6,000 “catch up” contribution if over age 50. Executive participation is limited by various federal non-discrimination measures. There are no employer matches for employee contributions.

Long Term Disability Program provides a defined percentage of salary during the illness/disability period.

Short Term Disability Program provides a defined percentage of salary during the illness/disability period up to a period of six months and is intended to bridge the gap between our paid time off and the Long Term Disability Program currently in place.

CEO Compensation

Mr. Wit’s base salary was determined and approved by the Board after review and recommendation by the Compensation Committee. The Compensation Committee developed its recommendation after a review of Peer Group chief executive officer compensation and trends in CEO salary increases as provided by software industry salary planning surveys. Mr. Wit received an increase in base pay for fiscal 2016. It is expected that Mr. Wit will be paid performance based pay during fiscal 2016. The Compensation Committee will evaluate our rate of sales growth, cash flow from operations, and relative market share in comparison to the industry in general and the Peer Group in particular in determining whether performance based pay will be included in Mr. Wit’s 2016 compensation package.

Compensation for Named Executives

We generally use similar criteria in evaluating the base pay and performance based pay components of each executive officer’s compensation as we do for our CEO. It is expected that performance based pay will be paid during fiscal 2016 for the named executives. In addition, qualitative factors such as our degree of success in developing and deploying software functionality enhancements and improvements, compliance with industry and governmental regulatory standards and the effectiveness of its marketing and advertising programs are considered when evaluating the compensation of our named executives. Historically we have evaluated the performance of our CTO, COO and CFO based on our ability to penetrate our intended market as evidenced by total sales volumes, by the number and quantity of contracts entered into and by overall performance as evidenced by cash flows from operations.

Deductibility of Executive Compensation

The Compensation Committee has reviewed the qualifying compensation regulations issued by the Internal Revenue Service under Section 162(m) of the Code, which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to the chief executive officer or any of the other four highest paid officers of the corporation to the extent that the remuneration paid to the employee exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Compensation pursuant to certain stock option plans and other performance-based compensation may be excluded from the $1.0 million limit. During 2015 and 2014, we believe that compensation to covered employees did not exceed the $1.0 million limit. While in general the Compensation Committee attempts to design its compensatory arrangements to preserve the deductibility of executive compensation, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

THE COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with our management. Based on this review and discussion, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in our Proxy Statement and incorporated by reference into the Annual Report for the year ended December 31, 2015.

/s/ Gary A. Shangold, Chairman

/s/ Robert C. Schweitzer

/s/ Adam F. Cohen

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was during the last completed fiscal year an officer or employee of ours or any of our subsidiaries or formerly an officer of ours or any of our subsidiaries. None of such directors had any business or financial relationships with us requiring disclosure in this Proxy Statement.

EXECUTIVE COMPENSATION

SUMMARY ANNUAL COMPENSATION TABLE

The following table sets forth information relating to all compensation awarded to, earned by or paid by us during the fiscal years ended December 31, 2015 and December 31, 2014 to: (a) our chief (principal) executive officer (“PEO”); (b) the two most highly compensated executive officers other than the PEO; and (c) up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our Company at December 31, 2015 (collectively referred to in this Proxy Statement as “named executive officers”). The value attributable to any option awards is computed in accordance with ASC Topic 718- Compensation – Stock Compensation. The assumptions made in the valuations of the option awards are included in Note 13 of the Notes to our Consolidated Financial Statements for the year ended December 31, 2015 appearing in our Annual Report.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(A)	(B)	(C)	(D)	(E) (1)	(F)	(G)	(H)	(I)	(J)
Cornelis F. Wit, CEO (PEO) and Director	2015	196,057	0	47,250	0	0	0	6,481	249,788
	2014	192,780	0	17,000	0	0	0	7,111	216,891
Randall G. Smith, Chairman and CTO	2015	310,500	0	74,250	0	0	0	6,481	391,231
	2014	305,235	0	17,000	0	0	0	7,111	329,346
Stephen E. Johnson, President and COO	2015	310,500	0	31,050	0	0	0	6,481	348,081
	2014	305,235	0	17,000	0	0	0	7,111	329,346

(1)

Reflects the aggregate grant date fair value in accordance with ASC Topic 718. See Note 13 to our consolidated financial statements included in the Annual Report for more information about our accounting for stock-based compensation arrangements, including the assumptions made in valuing such option awards.

Salaries are administered to achieve a 50th percentile market rate, but vary by individual based on performance and other considerations. Bonus and Annual Incentive compensation cash payments also vary based on corporate, organizational unit and individual performance. We did not award Annual Incentive awards cash payments at the end of 2015 or 2014. Approximately five of our employees are eligible for Annual Incentive awards based upon the achievement of corporate and individual goals established at the beginning of the year. Corporate goals are established by the Compensation Committee and the Board; individual goals are proposed by the CEO and the CTO, and recommended to and approved by the Compensation Committee and, with respect to the CEO, approved by the Board.

In 2015, we granted the following restricted shares of common stock to the named executive officers:

Cornelis F. Wit, CEO                  175,000

Randall G. Smith, CTO                275,000

Stephen E. Johnson, COO         115,000

The restrictions on the shares lapse in one third annual increments. In 2015, we did not award stock options to our named executive officers. Guidelines for determining the awards to named executive officers are derived from long-term incentive target amounts established annually. Actual grants may vary from the guideline number of shares to individual executives based on the executive’s contributions to our performance during the year and expected contributions in the future, as determined by the CEO and Board. Stock options are granted with an exercise price equal to the closing market value of our stock on the date the grant is approved by the Board.

In 2014, we granted 100,000 restricted shares of common stock to each of the named executive officers. The restrictions on the shares lapse in one third annual increments. In 2014, we did not award stock options to our named executive officers. Guidelines for determining the awards to named executive officers are derived from long-term incentive target amounts established annually. Actual grants may vary from the guideline number of shares to individual executives based on the executive’s contributions to our performance during the year and expected contributions in the future, as determined by the CEO and Board. Stock options are granted with an exercise price equal to the closing market value of our stock on the date the grant is approved by the Board.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information concerning unexercised options, restricted stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2015:

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
Cornelis F. Wit, CEO and Director
	0	0	0	$0.00	N/A	0	0	275,001	$64,584
Randall G. Smith, Chairman and CTO
	0	0	0	$0.00	N/A	0	0	375,001	$91,584
Stephen E Johnson, President and COO
	0	0	0	$0.00	N/A	0	0	215,001	$48,384

Option Exercises and Stock Vested

For Fiscal Year Ended December 31, 2015

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise	Exercise	Vesting	Vesting
	(#)	($)	(#)	($)
Name
Cornelis F. Wit	-0-	$-0-	66,666	$11,667
Randall G. Smith	-0-	$-0-	66,666	$11,667
Stephen E. Johnson	-0-	$-0-	66,666	$11,667

Employment Contracts and Other Arrangements

This section discusses the employment contracts and transition or other severance agreements for the Chief Executive Officer and the other named executive officers.

On April 15, 2016, the Company and Cornelis F. Wit, our Chief Executive Officer, entered into an amendment to the employment agreement with Mr. Wit to renew the employment agreement for January 1, 2016 to December 31, 2016. As part of the renewal the employment agreement will automatically renew for successive one-year terms unless the employment agreement is expressly cancelled by either Mr. Wit or us ninety (90) days prior to the end of the then current term. Under the terms of the renewal, as compensation for his services, Mr. Wit receives an annual salary of $315,150 payable in cash and/or stock, as agreed upon by the parties, and Mr. Wit is eligible to receive a bonus based upon achieving operating results and participate in employee benefit plans or programs applicable to employees and executives. In the event that we consummate a transaction with a third party resulting in the sale, merger, consolidation, reorganization or other business combination involving all or a majority of our business, assets or stock, whether effected in one transaction or a series of transactions due to the initiative of Mr. Wit (whether or not during the term of the agreement), Mr. Wit will receive a fee equal to 2% of the aggregate consideration. The agreement also provides, among other things, for participation in employee benefits available to employees and executives. Under the terms of the agreement, we may terminate Mr. Wit’s employment upon 30 days’ notice of a material breach and Mr. Wit may terminate the agreement under the same terms and conditions. The employment agreement contains non-disclosure provisions, as well as a one (1) year non-compete if Mr. Wit leaves us voluntarily or a six (6) month non-compete following his termination by us.

In December 2015, we renewed our employment agreement with Randall G. Smith, our Chairman of the Board and Chief Technology Officer, for January 1, 2016 to December 31, 2016. The employment agreement automatically renews for successive one-year terms unless the employment agreement is expressly cancelled by either Mr. Smith or us ninety (90) days prior to the end of the then current term. Under the terms of the renewal, as compensation for his services, Mr. Smith receives an annual salary of $315,150 to be paid in the form of cash and/or stock, as agreed upon by the parties. Under the terms of the employment agreement, Mr. Smith is eligible to receive a bonus based upon achieving technology related milestones. The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Smith upon 30 days’ notice of a material breach and Mr. Smith may terminate the agreement under the same terms and conditions. Mr. Smith is also entitled to severance pay equal to six (6) months’ salary and benefits in the event of his termination by us for any reason other than for a commission of a felony or a crime involving moral turpitude relating to services provided to us, or termination by Mr. Smith pursuant to a material breach of the agreement by us. The employment agreement contains non-disclosure provisions, as well as a one (1) year non-compete following the termination of the agreement.

On April 15, 2016, the Company and Stephen E. Johnson, our President and Chief Operating Officer, entered into an amendment to the employment agreement with Mr. Johnson to renew the employment agreement for January 1, 2016 to December 31, 2016.  As part of the renewal the employment agreement will automatically renew for successive one-year terms unless the employment agreement is expressly cancelled by either Mr. Johnson or us ninety (90) days prior to the end of the then current term. Under the terms of renewal, Mr. Johnson receives an annual salary of $315,150.   The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives.  Under the terms of the agreement, we may terminate the employment of Mr. Johnson upon 30 days’ notice of a material breach and Mr. Johnson may terminate the agreement under the same terms and conditions.  Mr. Johnson is also entitled to severance pay equal to twelve (12) months’ salary and benefits in the event of his termination by us or non-renewal of contract by us for any reason other than for a commission of a felony or a crime involving moral turpitude relating to services provided to us, or termination by Mr. Johnson pursuant to a material breach of the agreement by us.  The employment agreement contains non-disclosure provisions as well as a one (1) year non-compete if Mr. Johnson leaves us voluntarily or a six (6) month non-compete following his termination by us, if his contract is not renewed or if he terminates his employment with us for non-payment of salary.

Director Compensation

The following table sets forth compensation information on each of our directors for their services as members of our Board for the fiscal year ended December 31, 2015.

				Change in
				Pension Value
				and Nonqualified
	Fees Earned			Deferred
	or Paid in	Stock	Option	Compensation	All Other
	Cash	Awards	Awards	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)

Cornelis F. Wit	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Randall G. Smith	-0-	-0-	-0-	-0-	-0-	-0-
Robert C. Schweitzer	-0-	22,800	-0-	-0-	5,315	28,115
Adam F. Cohen	-0-	22,800	-0-	-0-	7,944	30,744
Gary A. Shangold	-0-	22,800	-0-	-0-	3,840	26,640

We do not pay fees to directors for their attendance at meetings of the Board or committees; however, we may adopt a policy of making such payments in the future. Except as described in the following paragraph, we have not established standard compensation arrangements for our directors and the compensation payable, if any, to each individual for their service on our Board will be determined from time to time by our Board based upon the amount of time expended by each of the directors on our behalf. We will reimburse out-of-pocket expenses incurred by directors in attending board and committee meetings.

Each new non-employee director elected to the Board typically receives an initial grant of restricted stock on the day following the director’s date of election or appointment. The restrictions on these shares typically lapse in annual one-third increments. Generally, each year following our annual meeting of stockholders, non-employee directors receive a grant of stock options or restricted stock.

EQUITY COMPENSATION PLAN INFORMATION

 Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under equity compensation plans, including individual compensation arrangements, under our 2009 Equity Incentive Plan as of December 31, 2015.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation plans approved by stockholders 2009 Equity Incentive Plan	2,002,500	$0.14	931,057

Equity compensation plans not approved by stockholders	None	n/a	None

Total	2,002,500	$0.14	931,057

(1) Each new non-employee director elected to the Board typically receives an initial grant of restricted stock on the day following the director’s date of election or appointment. The restrictions on these shares typically lapse in one-third annual increments. Generally, each year following our annual meeting of stockholders, non-employee directors receive a grant of stock options or restricted stock.

2009 Equity Incentive Plan

In 2009, our Board and stockholders approved the 2009 Equity Incentive Plan of OmniComm Systems, Inc. (the “2009 Plan”). The 2009 Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards and Performance Share Units. Pursuant to the 2009 Plan, we may grant options to purchase up to 7,500,000 shares of our common stock. The term of each option may not exceed ten years from the date of grant, and options vest in accordance with a vesting schedule established by the Plan administrator. As of the Record Date, approximately 15% of our employees were participating in the 2009 Plan.

The maximum term for any option grant under the 2009 Plan is ten years from the date of the grant; however, options granted under the 2009 Plan will generally expire five years from the date of grant for most of our employees, officers and directors. Options granted to employees generally vest either upon grant or in two installments with the first installment vesting 50% upon completion of one full year from date of grant and on an annual basis over the next year of the employee’s employment. The vesting period typically begins on the date of hire for new employees and on the date of grant for existing employees.

As of the Record Date, there were 931,057 shares available for grant as options or other forms of share-based compensation under the 2009 Plan.

Description of the 2009 Plan

The purpose of the 2009 Plan is to provide a means through which we can attract able persons to enter and remain in our employ, and to provide a means whereby those key persons upon whom the responsibilities of our successful administration and management rest, and whose present and potential contributions to our welfare are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to our welfare and promoting an identity of interest between stockholders and these key persons.

A further purpose of the 2009 Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance our profitable growth. So that the appropriate incentive can be provided, the 2009 Plan provides for granting incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, phantom stock unit awards and performance share units, or any combination of the foregoing.

We believe that the 2009 Plan encourages the participants to contribute materially to our growth and will align the economic interests of the participants with those of our stockholders.

General

We have reserved 7,500,000 shares of our common stock for issuance upon the exercise of grants under the 2009 Plan. These shares may be authorized but unissued shares of our common stock or may be shares that we have reacquired, including shares we may purchase on the open market. If any options or stock appreciation rights granted under the 2009 Plan expire or are terminated for any reason without being exercised or restricted shares or performance shares are forfeited, the shares of common stock underlying that award will again be available for grant under the 2009 Plan.

Administration of the 2009 Plan

The Compensation Committee of our Board administers and interprets the 2009 Plan. The Compensation Committee has the sole authority to designate participants, grant awards and determine the terms of all grants, subject to the terms of the 2009 Plan. The Compensation Committee has the full authority to interpret the 2009 Plan and to make rules, regulations, agreements and instruments for implementing the 2009 Plan.

Eligibility

Grants may be made to any of our employees and to any non-employee member of the Board. Key advisors who perform services for us or any of our subsidiaries are eligible if they render bona fide services, not as part of the offer or sale of securities in a capital-raising transaction.

Options

Incentive stock options may be granted to employees, Directors and key advisors. Non-qualified stock options may be granted to employees, key advisors and non-employee Directors. The exercise price of common stock underlying an option is determined by the Compensation Committee at the time the option is granted, and may be equal to, greater than, or less than the fair market value of such stock on the date the option is granted; provided, that the exercise price of an incentive stock option must be equal to or greater than the fair market value of a share of common stock on the date the incentive stock option is granted, and the exercise price of an incentive stock option granted to an employee who owns more than 10% of our common stock, or who is an officer or Director, cannot be less than 110% of the fair market value. Unless the applicable option agreement provides otherwise, a participant can exercise an option award after the option has fully vested, by paying the applicable exercise price in cash, or, with the approval of the Compensation Committee, by delivering shares of common stock owned by the grantee and having a fair market value on the date of exercise equal to the exercise price of the grants, or by such other method as the Compensation Committee approves, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

Options vest according to the terms and conditions determined by the Compensation Committee and specified in the grant instrument. The Compensation Committee determines the term of each option up to a maximum of 10 years from the date of grant except that the term of an incentive stock option granted to an employee who owns more than 10% of our common stock, or who is an officer or Director, may not exceed five years from the date of grant. The Compensation Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

Restricted Stock

The Compensation Committee determines the number of restricted shares granted to a participant, subject to the maximum plan limit. Grants of restricted shares will be conditioned on such performance requirements, vesting provisions, transfer restrictions or other restrictions and conditions as the Compensation Committee may determine in its sole discretion. The restrictions will remain in force during a restriction period set by the Compensation Committee. If the grantee is no longer employed by us during the restriction period or if any other conditions are not met, the restricted shares grant will terminate as to all shares covered by the grant for which the restrictions are still applicable and those shares must be immediately returned to us.

Stock Appreciation Rights

The Compensation Committee can grant stock appreciation rights (SARs) to any participant, subject to the maximum plan limit. At any time, the Compensation Committee may grant an SAR award, either separately or in connection with any option; provided that, if an SAR is granted in connection with an incentive stock option, it must be granted at the same time that as underlying option is granted. The Compensation Committee will determine the base amount of the SAR at the time that it is granted and will establish any applicable vesting provisions, transfer restrictions or other restrictions as it may determine is appropriate in its sole discretion. When a participant exercises an SAR, he or she will receive the amount by which the value of the stock has appreciated since the SAR was granted, which may be payable to the participant in cash, shares, or a combination of cash and shares, as determined by the Compensation Committee.

Performance Share Awards

The Compensation Committee can grant performance share awards to any employee or key advisor. A performance share award represents the right to receive an amount based on the value of our common stock, but may be payable only if certain performance goals that are established by the Compensation Committee are met. If the Compensation Committee determines that the applicable performance goals have been met, a performance share award will be payable to the participant in cash, shares or a combination of cash and shares, as determined by the Compensation Committee.

Amendment and Termination of the 2009 Plan

Our Board can at any time terminate the 2009 Plan. With the express written consent of an individual participant, the Board may cancel or reduce or otherwise alter the outstanding awards thereunder if, in its judgment, the tax, accounting, or other effects of the 2009 Plan or potential payouts thereunder would not be in our best interest. The Board may, at any time or from time to time, amend or suspend and, if suspended, reinstate, the 2009 Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

●	increase the maximum number of shares of our common stock which may be issued on exercise of awards under the 2009 Plan;
●	change the maximum option price;
●	extend the maximum option term;
●	extend the termination date of the 2009 Plan; or
●	change the class of persons eligible to receive awards under the Plan.

Adjustment Provisions

In the event that certain reorganizations of our company or similar transactions or events occur, the maximum number of shares of stock available for grant, the maximum number of shares that any participant in the 2009 Plan may be granted, the number of shares covered by outstanding grants, the kind of shares issued under the 2009 Plan and the price per share or the applicable market value of such grants shall be adjusted by the committee to reflect changes to our common stock as a result of such occurrence to prevent the dilution or enlargement of rights of any individual under the 2009 Plan.

Change of Control and Reorganization

Upon a change of control, as defined in the 2009 Plan, the Compensation Committee may:

●	determine that the outstanding grants, whether in the form of options and stock appreciation rights, shall immediately vest and become exercisable;
●	determine that the restrictions and conditions on all outstanding restricted stock or performance share awards shall immediately lapse;
●

require that grantees surrender their outstanding options and stock appreciation rights in exchange for payment by us, in cash or common stock, in an amount equal to the amount by which the then fair market value of the shares of our common stock subject to the grantee's unexercised options or stock appreciation rights exceeds the exercise price of those options; and/or

●	after giving grantees an opportunity to exercise their outstanding options and stock appreciation rights, terminate any or all unexercised options and stock appreciation rights.

Upon a reorganization, as defined in the 2009 Plan, where we are not the surviving entity or where we survive only as a subsidiary of another entity, unless the Compensation Committee determines otherwise, all outstanding option or SAR grants shall be assumed by or replaced with comparable options or rights by the surviving corporation. In addition, the Compensation Committee may require that grantees surrender their outstanding options in exchange for payment by us, in cash or common stock, at an amount equal to the amount by which the then fair market value of the shares of common stock subject to the grantee's unexercised options exceeds the exercise price of those options and/or after accelerating all vesting and giving grantees an opportunity to exercise their outstanding options or SARs, terminate any or all unexercised options and SARs.

Tax Aspects

The following discussion applies to the Plan and is based on federal income tax laws and regulations in effect. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of applicable state, local or foreign tax laws. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. An employee granted an Incentive Option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of common stock received upon exercise of the Incentive Option over the Plan Option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an Incentive Option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the Incentive Option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the Incentive Option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an Incentive Option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Exchange Act) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short- term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the Incentive Option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the Incentive Option is exercised, it may be necessary for the employee to amend his return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an Incentive Option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition. If the holder of an Incentive Option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the Incentive Option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the Incentive Option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the common stock is issued to the employee upon exercise of the Incentive Option. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

With respect to the holder of Non-Qualified Options, the option holder does not recognize taxable income on the date of the grant of the Non-Qualified Option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock on the date of exercise. However, if the holder of Non-Qualified Options is subject to the restrictions on resale of common stock under Section 16 of the Exchange Act, such person generally recognizes ordinary income at the end of the six month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock at the end of the six month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

In connection with the issuance of Stock Grants as compensation, the recipient must include in gross income the excess of the fair market value of the property received over the amount, if any, paid for the property in the first taxable year in which beneficial interest in the property either is "transferable" or is not subject to a "substantial risk of forfeiture." A substantial risk of forfeiture exists where rights and property that have been transferred are conditioned, directly or indirectly, upon the future performance (or refraining from performance) of substantial services by any person, or the occurrence of a condition related to the purpose of the transfer, and the possibility of forfeiture is substantial if such condition is not satisfied. Stock Grants received by a person who is subject to the short swing profit recovery rule of Section 16(b) of the Exchange Act is considered subject to a substantial risk of forfeiture so long as the sale of such property at a profit could subject the stockholder to suit under that section. The rights of the recipient are treated as transferable if and when the recipient can sell, assign, pledge or otherwise transfer any interest in the Stock Grant to any person. Inasmuch as the recipient would not be subject to the short swing profit recovery rule of Section 16(b) of the Exchange Act, the Stock Grant, upon receipt following satisfaction of condition prerequisites to receipt, will be presently transferable and not subject to a substantial risk of forfeiture. The recipient would be obligated to include in gross income the fair market value of the Stock Grant received once the conditions to receipt of the Stock Grant are satisfied.

Securities Law Restrictions

The sale of the shares must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater stockholders, as well as certain other persons or parties who may be deemed to be "affiliates" of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 or other applicable exemption. Our officers, directors and 10% or greater stockholders may also be subject to the "short swing" profit rule of Section 16(b) of the Exchange Act.

MATTERS TO BE CONSIDERED AT THE 2016 ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

Our Board currently consists of five members, Randall G. Smith, Cornelis F. Wit, Robert C. Schweitzer, Dr. Adam F. Cohen and Dr. Gary A. Shangold who were elected at our 2015 Annual Meeting of Stockholders.

At the 2016 Annual Meeting, we anticipate that five directors will be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. With respect to this Proposal 1, the five nominees receiving the greatest number of affirmative votes cast by the holders of our Voting Securities entitled to vote at the 2016 Annual Meeting will be elected directors (assuming a quorum is present). Abstentions, broker non-votes and withheld votes will have no effect on the outcome of the vote. We have no reason to believe that any nominee of the Board will be unable to serve if elected. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee named by the Board if any of the nominees become unable or unwilling to serve.

The following persons have been nominated by the Board for election to the Board:

Person	Age	Position
Cornelis F. Wit	69	Director and Chief Executive Officer
Randall G. Smith	58	Chairman of the Board and Chief Technology Officer
Robert C. Schweitzer (1) (2) (3)	70	Director
Dr. Adam F. Cohen (1) (2)	63	Director
Dr. Gary A. Shangold (1) (3)	62	Director

(1)     Member of the Compensation Committee

(2)     Member of the Audit Committee

(3)     Member of the Corporate Governance and Nominating Committee

Cornelis F. Wit. Mr. Wit has been a member of our Board since November 1999, and CEO since June 2002. Mr. Wit was our interim CEO from June to July 2000. Mr. Wit was the president of corporate finance at Noesis Capital Corp, Boca Raton, Florida, an NASD member firm, from March 1995 until September 2000. Prior to 1994, Mr. Wit was the chief executive officer for DMV, USA, the American subsidiary for Campina Melkunie, a Dutch multi-billion dollar food and pharmaceutical ingredient company. Previously Mr. Wit served as vice president international operations for Duphar, a pharmaceutical company in Holland. Mr. Wit graduated from Nyenrode, a business university in Holland.

Randall G. Smith. Mr. Smith has been an executive officer and member of our Board since 1997, serving as our President and Chief Technology Officer from May 1997 until August 2000 and thereafter as our Chief Technology Officer. From December 1995 to May 1997, Mr. Smith was director of operations for Global Communications Group. Mr. Smith received a Bachelor of Science degree from Purdue University.

Robert C. Schweitzer. Mr. Schweitzer has been a member of our Board since August 2013 and has served as our Lead Independent Director since October 2015.   Mr. Schweitzer currently serves as a member of the Board of Directors for 1-800-PetMeds (since November 2002), Rice Bran Technologies (since October 2012) and previously served as a member of the Board of Directors for Altisource Asset Management Company (December 2012 – June 2015). From 2007 to 2012 he served as the president and chief operating officer for Shay Investment Services Inc. From 2004 to 2006 he held various roles including consultant, president and chief executive officer and regional president with Equinox Bank FSB and Northwest Savings Bank. He served as regional president for Union Planters Bank from 1999 to 2003. He has held other executive positions with Barnett/Bank of America, Coopers & Lybrand, First National Bank of Chicago and Wachovia Bank, and served as Chairman of the Board of Anthem Bank and Trust. Mr. Schweitzer holds a Masters of Business Administration degree from the University of North Carolina, and a Bachelor of Science degree from the United States Naval Academy.  Mr. Schweitzer served in the United States Navy in the Submarine Force and Navy Reserve for 30 years, and retired with a rank of Captain.

Dr. Adam F. Cohen. Dr. Cohen has been a member of our Board since November 2013. For the last 26 years, Dr. Cohen has been the chief executive officer of the Centre for Human Drug Research (CHDR). He received his Doctoral degree in Pharmacy in 1978, his Qualification in Pharmacy in 1979, his Doctoral degree in medicine in 1980, his Qualification in Medicine in 1981 and his Ph.D. in 1986, all from Leiden University in the Netherlands. Since March 1994 he has been a professor of Clinical Pharmacology at Leiden University and since May 1997 he has had a clinical attachment at the department of nephrology at Leiden University Medical Centre. He is author of more than two hundred publications about a wide range of clinical pharmacological subjects. Since 2006, he has been the executive editor of the British Journal of Clinical Pharmacology.

Dr. Gary A. Shangold. Dr. Shangold has been a member of our Board since July 2014. He is the founder and chief executive officer of InteguRx Therapeutics LLC since May 2011 and the president and managing member of Convivotech, LLC since December 2005. Previously he was the chief medical officer and executive vice president, research and development at Xanodyne Pharmaceuticals Inc. He received his MD degree from Columbia University in June 1977 and his Bachelor of Arts degree from the University of Pennsylvania in May 1973. He performed his residency in the Department of Obstetrics & Gynecology at the University of Miami/Jackson Memorial Hospital from June 1977 to June 1981. He holds multiple Board Certifications and is the author of many clinical publications.

Director Qualifications

Mr. Wit's experience as our Chief Executive Officer gives him unique insights into our challenges, opportunities and operations. Additionally, Mr. Wit brings to the Board his broad entrepreneurial experience, his extensive service on boards of several companies, and his involvement with OmniComm since its inception, which affords him a unique perspective on our growth and evolution.

Mr. Smith's extensive experience with technology companies makes him particularly well-suited to help the Board address the specific types of challenges commonly faced by technology companies. Mr. Smith also brings to the Board his experience in systems integration which affords him a unique ability to determine how best to design and deploy our products and services in a manner that affords us broad flexibility with complementary eClinical solutions. As our founder, Mr. Smith has broad perspective on our growth and evolution.

Mr. Schweitzer brings to the Board his expertise in financial services and investment management as well as his executive and board experience with multiple corporations and other organizations. Mr. Schweitzer’s experience enables him to make significant contributions to the Board, especially in matters relating to finance and investment.

Dr. Cohen’s experience as a physician, researcher, and professor and as Chief Executive Officer of the Centre for Human Drug Research, enables him to provide guidance on the direction of the clinical trial industry as well as how eClinical solutions can best be designed to meet the dynamic needs of the industry. Dr. Cohen has significant experience and knowledge on the trends and solutions in the clinical trial industry and provides valuable input into the design of our software and service solutions as they apply to clinical trial investigators and clinical trial sponsors.

Dr. Shangold’s experience in the pharmaceutical industry and as a physician positions him to be able to guide the Board on matters relating to the life sciences industries. Dr. Shangold’s extensive clinical experience will bring an industry perspective to the Board and enable him to advise the board on regulatory and drug development issues as well as the clinical trial industry.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Liggett & Webb P.A. as our independent registered public accounting firm for the year ending December 31, 2016. Representatives of Liggett & Webb P.A. are expected to attend the 2016 Annual Meeting. Liggett & Webb P.A. has served as our independent registered public accounting firm since July 2010, and has audited our financial statements for the years ended December 31, 2015 and 2014.

	Fiscal 2015	Fiscal 2014

Audit Fees	$53,299	$60,336
Audit-Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	980
Total	$53,299	$61,316

Audit Fees

The aggregate audit fees billed by Liggett & Webb P.A., for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 were $32,290. The aggregate audit fees billed to us by Liggett & Webb P.A. for the review of quarterly financial statements included in our quarterly reports on Form 10-Q for the quarters ending March 31, June 30, and September 30, 2015 were approximately $21,009.

The aggregate audit fees billed by Liggett & Webb P.A. for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-K during the year ended December 31, 2014 were $40,169. The aggregate audit fees billed to us by Liggett & Webb P.A. for the review of quarterly financial statements included in our quarterly reports on Form 10-Q for the quarters ending March 31, June 30, and September 30, 2014 were approximately $20,167.

Audit Related Fees

For the years ended December 31, 2015 and December 31, 2014 the aggregate fees billed for assurance and related services by Liggett & Webb P.A. relating to the performance of the audit of our financial statements which are not reported under the caption "Audit Fees" above was $-0- and $-0-, respectively.

Tax Fees

For the fiscal year ended December 31, 2015 the aggregate fees billed for tax compliance, tax advice or tax planning was $-0-. For the fiscal year ended December 31, 2014 the aggregate fees billed for tax related services was $-0-.

All Other Fees

Other than fees relating to the services described above under "Audit Fees", "Audit-Related Fees" and "Tax Fees," there were no additional fees billed by our principal accountant for services rendered to us for the year ended December 31, 2015 and a total of $980 in additional fees for the year ended December 31, 2014.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accounting firm. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by our independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

Our Audit Committee requires that our independent registered public accounting firm, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by Liggett & Webb P.A. described above under the captions “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were approved by our Audit Committee.

All of the work performed during the course of this audit was completed by full-time employees of Liggett & Webb P.A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF LIGGETT & WEBB P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3

TO APPROVE THE ADOPTION OF THE OMNICOMM SYSTEMS, INC.

2016 EQUITY INCENTIVE PLAN

The Company is requesting stockholders to approve the OmniComm Systems, Inc. 2016 Equity Incentive Plan (the “2016 Plan”). On April 8, 2016, the Board approved and adopted the 2016 Plan, subject to the approval of the Company’s stockholders. If the stockholders approve the 2016 Plan, it will become effective as of June 30, 2016. If stockholders do not approve the Plan, the Plan will have no effect. The 2016 Plan is a key component of our continuing program of employee, key executive and director incentive compensation originally authorized by the Company's Board in 1998 and approved 3 times by stockholders.

The following is a summary of the material terms and provisions of the 2016 Plan. This summary is qualified in its entirety by reference to the 2016 Plan, a copy of which is attached to this Proxy Statement as Exhibit A. To the extent that there is a conflict between this summary and the 2016 Plan, the terms of the 2016 Plan will govern.

Description of the Plan

The purpose of the 2016 Plan is to provide a means through which we can attract able persons to enter into and remain in our employ and as a member of our Board, and to provide a means whereby those key persons upon whom the responsibilities of our successful administration and management rest, and whose present and potential contributions to our welfare are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to our welfare and promoting an identity of interest between stockholders and these key persons.

A further purpose of the 2016 Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance our profitable growth. So that the appropriate incentive can be provided, the 2016 Plan provides for granting incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, phantom stock unit awards and performance share units, or any combination of the foregoing.

We believe that the 2016 Plan encourages the participants to contribute materially to our growth and will align the economic interests of the participants with those of our stockholders.

Share Authorization

We have reserved 10,000,000 shares of our common stock for issuance upon awards granted under the 2016 Plan. In addition, the number of shares of common stock available for issuance under the 2016 Plan shall automatically increase on January 1st of each year for a period of nine (9) years commencing on January 1, 2017 and ending on (and including) January 1, 2025, in an amount equal to five percent (5%) of the total number of shares authorized under the 2016 Plan These shares may be authorized but unissued shares of our common stock or may be shares that we have reacquired, including shares we may purchase on the open market. If any options or stock appreciation rights granted under the 2016 Plan expire or are terminated for any reason without being exercised or restricted shares or performance shares are forfeited, the shares of common stock underlying that award will again be available for grant under the 2016 Plan.

Administration of the 2016 Plan

The Compensation Committee of our Board administers and interprets the 2016 Plan. The Compensation Committee has the sole authority to designate participants, grant awards and determine the terms of all grants, subject to the terms of the 2016 Plan. The Compensation Committee has the full authority to interpret the 2016 Plan and to make rules, regulations, agreements and instruments for implementing the 2016 Plan.

Eligibility

Grants may be made to any of our employees, consultants and to any non-employee member of the Board. Key advisors who perform services for us or any of our subsidiaries are eligible if they render bona fide services, not as part of the offer or sale of securities in a capital raising transaction.

Options

Incentive stock options may be granted to employees, directors and key advisors. Non-qualified stock options may be granted to employees, key advisors and non-employee directors. The exercise price of common stock underlying an option is determined by the Compensation Committee at the time the option is granted, and may be equal to, greater than, or less than the fair market value of such stock on the date the option is granted; provided, that the exercise price of an incentive stock option must be equal to or greater than the fair market value of a share of common stock on the date the incentive stock option is granted, and the exercise price of an incentive stock option granted to an employee who owns more than 10% of our common stock, or who is an officer or director, cannot be less than 110% of the fair market value. Unless the applicable option agreement provides otherwise, a participant can exercise an option award after the option has fully vested, by paying the applicable exercise price in cash, or, with the approval of the Compensation Committee, by delivering shares of common stock owned by the grantee and having a fair market value on the date of exercise equal to the exercise price of the grants, or by such other method as the Compensation Committee approves, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

Options vest according to the terms and conditions determined by the Compensation Committee and specified in the grant instrument. The Compensation Committee determines the term of each option up to a maximum of 10 years from the date of grant except that the term of an incentive stock option granted to an employee who owns more than 10% of our common stock, or who is an officer or director, may not exceed five years from the date of grant. The Compensation Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

Restricted Stock

The Compensation Committee determines the number of restricted shares granted to a participant, subject to the maximum plan limit. Grants of restricted shares will be conditioned on such performance requirements, vesting provisions, transfer restrictions, forfeiture or other restrictions and conditions as the Compensation Committee may determine in its sole discretion. The restrictions will remain in force during a restriction period set by the Compensation Committee. If the grantee is no longer employed by us during the restriction period or if any other conditions are not met, the restricted shares grant will terminate as to all shares covered by the grant for which the restrictions are still applicable, and those shares shall be completely forfeited.

Stock Appreciation Rights

The Compensation Committee can grant stock appreciation rights (SARs) to any participant, subject to the maximum plan limit. At any time, the Compensation Committee may grant an SAR award, either separately or in connection with any option; provided, that, if an SAR is granted in connection with an incentive stock option, it must be granted at the same time that as underlying option is granted. The Compensation Committee will determine the base amount of the SAR at the time that it is granted and will establish any applicable vesting provisions, transfer restrictions or other restrictions as it may determine is appropriate in its sole discretion. When a participant exercises an SAR, he or she will receive the amount by which the value of the stock has appreciated since the SAR was granted, which may be payable to the participant in cash, shares, or a combination of cash and shares, as determined by the Compensation Committee.

Performance Share Awards

The Compensation Committee can grant performance share awards to any employee or key advisor. A performance share award represents the right to receive an amount based on the value of our common stock, but may be payable only if certain performance goals that are established by the Compensation Committee are met. If the Compensation Committee determines that the applicable performance goals have been met, a performance share award will be payable to the participant in cash, shares or a combination of cash and shares, as determined by the Compensation Committee.

Amendment and Termination of the 2016 Plan

Our Board can at any time terminate the 2016 Plan. Unless earlier terminated by the Board, the 2016 Plan shall terminate June 29, 2026. With the express written consent of an individual participant, the Board may cancel or reduce or otherwise alter the outstanding awards thereunder if, in its judgment, the tax, accounting, or other effects of the 2016 Plan or potential payouts thereunder would not be in our best interest. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the 2016 Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

●	Increase the maximum number of shares of our common stock which may be issued on exercise of awards under the 2016 Plan;
●	Change the maximum option price;
●	Extend the maximum option term;
●	Extend the termination date of the 2016 Plan; or
●	Change the class of persons eligible to receive awards under the Plan.

Adjustment Provisions

In the event that certain reorganizations of our Company or similar transactions or events occur, the maximum number of shares of stock available for grant, the maximum number of shares that any participant in the 2016 Plan may be granted, the number of shares covered by outstanding grants, the kind of shares issued under the 2016 Plan and the price per share or the applicable market value of such grants shall be adjusted by the Compensation Committee to reflect changes to our common stock as a result of such occurrence to prevent the dilution or enlargement of rights of any individual under the 2016 Plan.

Change of Control and Reorganization

Upon a change of control, as defined in the 2016 Plan, any vesting schedule with respect to any award of options, SARs, Phantom Stock Units or Restricted Stock shall become immediately exercisable with respect to 100% of the share subject thereto and the restricted period shall expire immediately with respect to 100% of Phantom Stock Units and Restricted Stock subject to restrictions.

Upon a reorganization, as defined in the 2016 Plan, where we are not the surviving entity or where we survive only as a subsidiary of another entity all outstanding option or SAR grants shall be assumed by or replaced with comparable options or rights by the surviving corporation.

Tax Aspects

The following discussion applies to the 2016 Plan and is based on Federal income tax laws and regulations in effect. It does not purport to be a complete description of the Federal income tax consequences of the Plan, nor does it describe the consequences of applicable state, local or foreign tax laws. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. An employee granted an Incentive Option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of common stock received upon exercise of the Incentive Option over the Plan Option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an Incentive Option, long term capital gain or loss is recognized in an amount equal to the difference between the sales price and the Incentive Option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the Incentive Option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an Incentive Option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Exchange Act) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short term or long term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the Incentive Option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the Incentive Option is exercised, it may be necessary for the employee to amend his return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an Incentive Option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition. If the holder of an Incentive Option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the Incentive Option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefore, will have the same basis and holding period for long term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the Incentive Option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the common stock is issued to the employee upon exercise of the Incentive Option. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

With respect to the holder of Non-Qualified Options, the option holder does not recognize taxable income on the date of the grant of the Non-Qualified Option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock on the date of exercise. However, if the holder of Non-Qualified Options is subject to the restrictions on resale of common stock under Section 16 of the Exchange Act, such person generally recognizes ordinary income at the end of the six month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock at the end of the six month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

In connection with the issuance of Stock Grants as compensation, the recipient must include in gross income the excess of the fair market value of the property received over the amount, if any, paid for the property in the first taxable year in which beneficial interest in the property either is "transferable" or is not subject to a "substantial risk of forfeiture." A substantial risk of forfeiture exists where rights and property that have been transferred are conditioned, directly or indirectly, upon the future performance (or refraining from performance) of substantial services by any person, or the occurrence of a condition related to the purpose of the transfer, and the possibility of forfeiture is substantial if such condition is not satisfied. Stock Grants received by a person who is subject to the short swing profit recovery rule of Section 16(b) of the Exchange Act is considered subject to a substantial risk of forfeiture so long as the sale of such property at a profit could subject the stockholder to suit under that section. The rights of the recipient are treated as transferable if and when the recipient can sell, assign, pledge or otherwise transfer any interest in the Stock Grant to any person. Inasmuch as the recipient would not be subject to the short swing profit recovery rule of Section 16(b) of the Exchange Act, the Stock Grant, upon receipt following satisfaction of condition prerequisites to receipt, will be presently transferable and not subject to a substantial risk of forfeiture. The recipient would be obligated to include in gross income the fair market value of the Stock Grant received once the conditions to receipt of the Stock Grant are satisfied.

Securities Law Restrictions

The sale of the shares must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater stockholders, as well as certain other persons or parties who may be deemed to be "affiliates" of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 or other applicable exemption. Our officers, directors and 10% or greater stockholders may also be subject to the "short swing" profit rule of Section 16(b) of the Exchange Act.

2009 Plan

Awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, phantom stock unit awards and performance share units are currently authorized under the 2009 Plan. As of the Record Date, the 2009 Plan had 931,057 shares remaining available for award under the Plan. The 2009 Plan will remain in effect, but after stockholder approval of the 2016 Plan no future awards will be made under the 2009 Plan after June 29, 2016, and therefore the new provisions in the 2016 Plan will apply to subsequent awards made thereafter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE 2016 EQUITY INCENTIVE PLAN

PROPOSAL 4

TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 250 MILLION SHARES TO 500 MILLION SHARES

The Company's Certificate of Incorporation, as amended, as currently in effect, provides that the Company is authorized to issue two classes of stock, consisting of 250,000,000 shares designated as common stock, $.001 par value per share, and 10,000,000 shares designated as Preferred Stock, $.001 par value per share. On April 8, 2016, the Board approved and adopted a resolution setting forth a proposed amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock by 250,000,000 shares to an aggregate of 500,000,000 shares. The resolution declares the advisability of the proposed amendment and directs that the proposed amendment be considered and voted upon at the 2016 Annual Meeting. As proposed to be amended, the first paragraph of FOURTH article of the Certificate of Incorporation would read as follows:

“The total number of common shares of stock which the corporation shall have the authority to issue is five hundred million (500,000,000).”

As of the Record Date (April 25, 2016), 146,254,473 shares of common stock were issued and outstanding. In addition to the shares of common stock issued and outstanding, approximately 43,533,557 shares of common stock were reserved for issuance for various purposes, including for issuance upon exercise or conversion of issued warrants, convertible debentures, and options under the Company’s 2009 Incentive Stock Plan. In addition, we are also seeking the approval from the stockholders at the 2016 Annual Meeting of the adoption of the 2016 Equity Incentive Plan which authorizes the issuance of up to 10,000,000 shares of our common stock. Accordingly as of the Record Date, assuming the 2016 Equity Incentive Plan is approved by our stockholders, there were a total of approximately 199,788,030 shares of common stock either issued and outstanding or reserved for issuance out of a total of 250,000,000 authorized shares of common stock, leaving 50,211,970 shares of common stock that are authorized and issuable.

If the proposed increase in authorized common stock is approved, the newly authorized shares of common stock will have voting and other rights identical to the currently authorized shares of common stock. The increase in authorized shares will have no immediate effect on the rights of existing stockholders. The increase in the number of our authorized shares of common stock, when implemented, will not change the par value of the common stock, the number of shares of our common stock which were issued and outstanding immediately prior to the effective date of the amendment or the number of authorized shares of our preferred stock. To the extent that the additional authorized shares are issued in the future, the existing stockholders’ percentage of ownership of the Company will decrease, and depending upon the price at which such shares are issued, could be dilutive to existing stockholders. The text of the proposed amendment to the Certificate of Incorporation, as amended, is set forth in Exhibit B attached to this Proxy Statement.

Purpose and Effect of Amendment

The Board believes that increasing the number of authorized shares of common stock is desirable to make additional unreserved shares of common stock available for issuance or reservation without further stockholder authorization, except as may be required by applicable law or by stock exchange rules, and if the proposed amendment to the Certificate of Incorporation, as amended, is adopted, the additional authorized shares of common stock will be available for issuance from time to time at the discretion of the Board without further action by the stockholders, except where stockholder approval is required by applicable law or by stock exchange requirements.

Having such additional shares authorized and available for issuance or reservation will provide the Company with the flexibility to issue shares of common stock in possible future financings, stock dividends or distributions, acquisitions or mergers, grants under equity incentive plans or other proper corporate purposes which may be identified in the future by the Board, without the expense and delay associated with convening a special stockholders' meeting or soliciting stockholders’ written consents. Other than with respect to the reservation of shares of common stock in connection with the Company's 2009 Equity Incentive Plan, the proposed 2016 Equity Incentive Plan and in connection with the possibility of any equity financings the Company may undertake, the Company has not authorized the issuance of and has no plans or other existing or proposed agreements or understandings, whether written or oral, to issue, or reserve for future issuance, any of the additional shares of common stock which would be authorized by the proposed amendment. Stockholders’ current ownership of common stock will not give them automatic rights to purchase any of the additional authorized shares of common stock.

The issuance of additional shares of common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. It may also adversely affect the market price of the common stock.

Potential Anti-Takeover Effect

Although the proposed amendment to the Company's Certificate of Incorporation is not motivated by takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of additional authorized shares of common stock could enable the Board to issue shares defensively in response to a takeover attempt. Such issuances could dilute the ownership and voting rights of a person seeking to obtain control of the Company, dilute the value of outstanding shares, and increase the ownership of stockholders opposed to a takeover. Thus, increasing the authorized common stock could render more difficult and less likely a merger, tender offer or proxy contest, assumption of control by a holder of a large block of the Company's stock, and the removal of incumbent management. Issuance of additional shares unrelated to any takeover attempt could also have these effects. Management has no current intent to propose anti-takeover measures in future proxy solicitations.

Vote Required

Approval of this amendment to the Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Voting Securities and the affirmative vote of the holders of a majority of the outstanding shares of common stock. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 250 MILLION SHARES TO 500 MILLION SHARES

OTHER MATTERS

As of the date hereof, we had not received notice of any stockholder proposals for the 2016 Annual Meeting described herein and there are no other matters that we intend to present at the 2016 Annual Meeting. If, however, other matters properly come before the 2016 Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

DISSENTER'S RIGHTS

Under Delaware Law there are no dissenter's rights available to our stockholders in connection with the matters voted upon at the 2016 Annual Meeting.

PROPOSALS OF STOCKHOLDERS TO BE PRESENTED AT THE

COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

Proposals of stockholders to be considered for inclusion in the proxy statement and proxy for the 2017 annual meeting of stockholders may be made following the procedures prescribed in SEC Rule 14a-8 (described below) and must be received by our Corporate Secretary at our principal executive offices at 2101 West Commercial Blvd. Suite 3500, Ft. Lauderdale, Florida 33309. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement for the 2017 annual meeting of stockholders.

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date our proxy statement was distributed to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2017 annual meeting must be received by us at our principal executive office no later than January 6, 2017 in order to be eligible for inclusion in our 2017 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2015 accompanies this Proxy Statement. An additional copy will be furnished, without charge, to beneficial stockholders or stockholders of record upon request by mail to OmniComm Systems, Inc., Attention: Corporate Secretary, 2101 West Commercial Blvd. Suite 3500, Ft. Lauderdale, Florida 33309. A copy of our Annual Report on Form 10-K, including exhibits, is also available in digital form for download or review by visiting “About/Investor Relations/2015 Annual Report” at www.omnicomm.com or at the SEC’s web site at www.sec.gov.

NOTICE OF INTERNET AVAILABILITY OF THE 2016 PROXY MATERIALS

Under SEC rules, we have posted a copy of the Notice of our 2016 Annual Meeting of Stockholders, the Proxy Statement, the form proxy card and the Annual Report of OmniComm Systems (“Proxy Materials”) on our website. The Proxy Materials to stockholders are available free of charge at our Internet website homepage, www.omnicomm.com.

WHERE YOU CAN FIND MORE INFORMATION

This Proxy Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Proxy Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, OmniComm Systems, Inc., 2101 West Commercial Blvd. Suite 3500, Ft. Lauderdale, Florida 33309. Please note that additional information can be obtained from our website at www.omnicomm.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available via the Internet at the SEC's web site at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement and Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at OmniComm Systems, Inc., Attention: Corporate Secretary, 2101 West Commercial Blvd. Suite 3500, Ft. Lauderdale, Florida 33309, telephone (954) 473-1254. If you want to receive separate copies of the Proxy Statement and Annual Report in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors
/s/ Randall G. Smith
Randall G. Smith
Chairman, Chief Technology Officer
Ft. Lauderdale, Florida
April 29, 2016

Exhibit A

OMNICOMM SYSTEMS, INC.

2016 EQUITY INCENTIVE PLAN

1. PURPOSE

The purpose of the 2016 Equity Incentive Plan ("Plan") of OmniComm Systems, Inc. ("Company") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter into and remain in the employ of the Company and its subsidiaries and Affiliates, and serve on the Company’s Board, and to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders and these key persons.

A further purpose of the Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards and Performance Share Units, or any combination of the foregoing.

2. DEFINITIONS

The following definitions shall be applicable throughout the Plan.

"Affiliate" means any affiliate of the Company within the meaning of 17 CFR Section 230.405.

"Appreciation Date" means the date designated by a Holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.

"Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award or Performance Share Unit Award.

"Award Period" means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share Units has been earned.

"Board" means the Board of Directors of the Company.

“Cashless Exercise” means a program approved by the Committee in which payment of the Option Price or tax withholding obligations or other required deductions may be satisfied, in whole or in part, with shares subject to the Option, including by means of a "net exercise" procedure approved by the Committee or if there is a public market for the shares at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker (approved by the Company) to sell the shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Option Price.

"Cause" means the Company, a Subsidiary or an Affiliate having cause to terminate a Participant's employment under any existing employment agreement between the Participant and the Company, a Subsidiary or an Affiliate or, in the absence of such an employment agreement, or if the Participant is a member of the Board, upon (i) the determination by the Committee that the Participant has ceased to perform his/her duties to the Company, or a Subsidiary or an Affiliate (other than as a result of his/her incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his/her duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, or a Subsidiary or an Affiliate, or (iii) the Participant having been convicted of a felony.

"Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of more than 50% of the voting Stock or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period. Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors ("Voting Stock") prior to said combination, own 50% or more of the resulting entity's Voting Stock shall not, by itself, be considered a Change in Control.

"Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

"Committee" means the Compensation Committee of the Board or such other committee as the Board may appoint to administer the Plan.

"Common Stock" means the common stock, par value $.001 per share, of the Company.

"Company" means OmniComm Systems, Inc.

"Date of Grant" means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

"Disability" means the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, as determined by the Committee based upon medical evidence acceptable to it.

"Eligible Employee" means any person regularly employed by the Company or a Subsidiary or Affiliate on a full-time salaried basis, and any independent contractor of the Company or a Subsidiary or Affiliate, who satisfies all of the requirements of Section 6.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" on a given date means the last reported closing sale price for the Stock on the principal exchange or over-the-counter market on which such shares are trading, if any, or as reported on any composite index which includes such principal exchange, on the most recent trading date that immediately precedes the date of the determination; provided, however, that any Awards exercised after the close of trading on any given date shall be deemed to be exercised on the next following trading date for purposes of determining Fair Market Value. If shares of the Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the Fair Market Value shall be the amount determined by the Board to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

"Holder" means a Participant who has been granted an Option, a Stock Application Right, a Restricted Stock Award, Phantom Stock Unit Award or a Performance Share Unit Award.

"Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

“Independent” means a person who is independent as defined in the listing standards of The NASDAQ Stock Market, Inc.

"Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

"Normal Termination" means termination:

i.	With respect to the Company or a Subsidiary, at retirement (excluding early retirement) pursuant to the Company retirement plan then in effect;

ii.

With respect to an Affiliate, at retirement (excluding early retirement) pursuant to the retirement plan of such Affiliate then in effect or, if the Affiliate has no such plan, at retirement upon or after the attainment of age 65;

iii.	On account of Disability;

iv.	With the written approval of the Committee; or

v.	By the Company, a Subsidiary or Affiliate without Cause.

"Option" means an Award granted under Section 7 of the Plan.

"Option Period" means the period described in Section 7(c).

“Participant" means an Eligible Employee or member of the Board who has been selected to participate in the Plan and to receive an Award pursuant to Section 6.

"Performance Goals" means the performance objectives of the Company during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period.

"Performance Share Unit" means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 9 of the Plan.

"Phantom Stock Unit" means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 10 of the Plan, or credited with respect to Awards of Performance Share Units which have been deferred under Section 9.

"Plan" means the OmniComm Systems, Inc.2016 Equity Incentive Plan.

"Restricted Period" means, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such share of Restricted Stock is subject to the restrictions set forth in Section 10.

"Restricted Stock" means shares of Common Stock issued or transferred to a Participant subject to the restrictions set forth in Section 10 and any new, additional or different securities a Participant may become entitled to receive as a result of adjustments made pursuant to Section 12.

"Restricted Stock Award" means an Award granted under Section 10 of the Plan.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock" means the Common Stock or such other authorized shares of stock the Company as the Committee may from time to time authorize for use under the Plan.

"Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

"Subsidiary" means any subsidiary of the Company as defined in Section 424(f) of the Code.

"Valuation Date" means the last day of an Award Period or the date of death of a Participant, as applicable.

3. EFFECTIVE DATE, DURATION AND STOCKHOLDER APPROVAL

Subject to the approval of this Plan by the stockholders of the Company at a duly convened meeting of stockholders, or by a written consent of stockholders effective under applicable state law, the Plan shall become effective on June 30, 2016, and no further Awards may be made after the expiration of 10 years therefrom.

The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

4. ADMINISTRATION

The Committee shall administer the Plan. Each member of the Committee shall, at the time he/she takes any action with respect to an Award under the Plan, be Independent. A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee.

Subject to the provisions of the Plan, the Committee shall have exclusive power to:

a.	Select the Eligible Employees and members of the Board to participate in the Plan;

b.	Determine the nature and extent of the Awards to be made to each Participant;

c.	Determine the time or times when Awards will be made;

d.	Determine the duration of each Award Period;

e.	Determine the conditions to which the payment of Awards may be subject;

f.	Establish the Performance Goals for each Award Period;

g.	Prescribe the form or forms evidencing Awards; and

h.

Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, SARs, Phantom Stock Units, Performance Share Units and shares of Restricted Stock awarded by the Committee to each Participant, the expiration date, the Award Period and the duration of any applicable Restricted Period.

The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board. Notwithstanding the foregoing, in lieu of a Committee as described above, the Board of Directors of the Company may administer the Plan until such time as it is practicable and feasible to appoint a Committee.

5. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS, RESTRICTED STOCK AWARDS, PHANTOM STOCK AWARDS AND PERFORMANCE SHARE UNITS; SHARES SUBJECT TO THE PLAN

The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units and/or Performance Share Units to one or more Participants, subject to the approval of the Board; provided, however, that:

a.

Subject to Section 12, the aggregate number of shares of Stock made subject to Awards may not exceed 10,000,000. The number of shares of Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, by an amount equal to five percent (5%) of the total number of shares of Stock authorized under the Plan;

b.

Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, SAR not attached to an Option, Restricted Stock, Phantom Stock Unit or Performance Share Unit, shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan to the fullest extent permitted by Rule 16b-3 under the Exchange Act (if applicable at the time);

c.

Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase at prices no higher than the Fair Market Value at the time of purchase; and

d.	No individual may receive Options or SARs representing more than 500,000 shares of Stock in any one year.

6. ELIGIBILITY

Participants shall be limited to officers, key employees, independent contractors, and members of the Board of the Company and its Subsidiaries and Affiliates who have received written notification from the Committee or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. STOCK OPTIONS

One or more Incentive Stock Options or Nonqualified Stock Options can be granted to any Participant; provided, however, that Incentive Stock Options may be granted only to employees of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions.

a.

OPTION PRICE. The Option price ("Option Price") per share of Stock shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non-Qualified Stock Option, the par value per share of Stock.

b.

MANNER OF EXERCISE AND FORM OF PAYMENT. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised, or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, or (ii) by a Cashless Exercise.

c.

OTHER TERMS AND CONDITIONS. If the Holder has not died or terminated, the Option shall become exercisable in such manner and within such period or periods ("Option Period"), not to exceed 10 years from its Date of Grant, as set forth in the Stock Option Agreement to be entered into in connection therewith.

i.	Each Option shall lapse in the following situations:

-Ten years after it is granted;

-Three months after Normal Termination, except as otherwise provided by the Committee; or

-Any earlier time set forth in the Stock Option Agreement.

ii.	If the Holder terminates otherwise than by Normal Termination or death, the Option shall lapse at the time of termination.

iii.

If the Holder dies within the Option Period or within 3 months after Normal Termination (or such other period as may have been established by the Committee), the Option shall lapse unless it is exercised within the Option Period and in no event later than twelve (12) months after the date of Holder's death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person entitled to receive said Option under the applicable laws of descent and distribution.

d.

STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option in the form attached hereto and containing such provisions as may be determined by the Committee, but shall be subject to the following terms and conditions:

i.	Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the terms of the Stock Option Agreement.

ii.

Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

iii.	Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by him/her.

iv.	Each Option shall become exercisable by the Holder in accordance with the vesting schedule established by the Committee for the Award.

v.

Each Stock Option Agreement may contain an agreement that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

e.

GRANTS TO 10% HOLDERS OF COMPANY VOTING STOCK. Notwithstanding Section 7(a), if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of the Company and its Subsidiaries, the period specified in the Stock Option Agreement for which the Option thereunder is granted and at the end of which such Option shall expire shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

f.

LIMITATION. To the extent the aggregate Fair Market Value (as determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

g.

VOLUNTARY SURRENDER. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the Option Price, during the exercise period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, exercise period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

h.	ORDER OF EXERCISE. Options granted under the Plan may be exercised in any order, regardless of the Date of Grant or the existence of any other outstanding Option.

i.

NOTICE OF DISPOSITION. Participants shall give prompt notice to the Company of any disposition of Stock acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two years after the Date of Grant of such Option and/or one year after the receipt of such Stock by the Holder.

8. STOCK APPRECIATION RIGHTS

Any Option granted under the Plan may include a SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

a.

VESTING. A SAR granted in connection with an Option shall become exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established for the Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee. Notwithstanding the above, a SAR shall not be exercisable by a person subject to Section 16(b) of the Exchange Act for at least six months following the date of grant.

b.

FAILURE TO EXERCISE. If on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR period established by the Committee), the Fair Market Value of the Stock exceeds the Option Price, the Holder has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefor.

c.

PAYMENT. The amount of additional compensation which may be received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Stock on the Appreciation Date over the Option Price, in the case of a SAR granted in connection with an Option, or the Fair Market Value of one share of Stock on the Date of Grant, in the case of a SAR granted independent of an Option. With respect to SARs exercised, the Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

d.

DESIGNATION OF APPRECIATION DATE. A Participant may designate an Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable "window periods" required by Rule 16b-3 under the Exchange Act.

e.

EXPIRATION. Except as otherwise provided in the case of SARs granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten years after the date on which the SAR was awarded.

9. PERFORMANCE SHARES

a.

AWARD GRANTS. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods of not less than three years nor more than five years. At the beginning of each Award Period, the Committee will establish in writing Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating to the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders' equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee may adjust Performance Goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Participant who is selected to receive an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants.

b.

DETERMINATION OF AWARD. At the completion of a Performance Share program, or at other times as specified by the Committee, the Committee shall calculate the amount earned with respect to each Participant's award by multiplying the Fair Market Value on the Valuation Date by the number of Performance Share Units granted to the Participant and multiplying the amount so determined by a performance factor representing the degree of attainment of the Performance Goals.

c.

PARTIAL AWARDS. A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

d.

PAYMENT OF NON-DEFERRED AWARDS. The amount earned with respect to an Award shall be payable 100% in shares of Stock based on the Fair Market Value on the Valuation Date; provided, however, that, at its discretion, the Committee may vary such form of payment as to any Participant upon the specific request of such Participant. The amount of any payment made in cash shall be based upon the Fair Market Value on the seventh business day prior to payment. Except as provided in subparagraph 9(e), payments of Awards shall be made as soon as practicable after the completion of an Award Period.

e.

DEFERRAL OF PAYMENT. A Participant may file a written election with the Committee to defer the payment of any amount otherwise payable pursuant to subparagraph 9(d) on account of an Award to a period commencing at such future date as specified in the election. Such election must be filed with the Committee no later than the last day of the month which is two-thirds of the way through the Award Period during which the Award is earned, unless the Committee specifies an earlier filing date.

f.

SEPARATE ACCOUNTS. At the conclusion of each Award Period, the Committee shall cause a separate account to be maintained in the name of each Participant with respect to whom all or a portion of an Award of Performance Share Units earned under the Plan has been deferred. All amounts credited to such account shall be fully vested at all times.

g.

ELECTION OF FORM OF INVESTMENT. Within 60 days from the end of each Award Period, and at such time or times, if any, as the Committee may permit, a Participant may file a written election with the Committee of the percentage of the deferred portion of any Award of Performance Share Units which is to be expressed in the form of dollars and credited with interest, the percentage of such Award which is to be expressed in the form of Phantom Stock Units and the percentage of such Award which is to be deemed invested in any other hypothetical investment equivalent from time to time made available under the Plan by the Committee. In the event a Participant fails to file an election within the time prescribed, one hundred percent (100%) of the deferred portion of such Participant's Award shall be expressed in the form of Phantom Stock Units.

h.

INTEREST PORTION. The amount of interest credited with respect to the portion of an Award credited to the Participant's account which is deferred and credited with interest (the "Interest Portion") shall be equal to the amount such portion would have earned had it been credited with interest from the last day of the Award Period with respect to which the Award was made until the seventh business day preceding the date as of which payment is made, compounded annually, at the Company's rate of return on stockholders' equity for each fiscal year that payment is deferred, or at such other rate as the Committee may from time to time determine. The Committee may, in its sole discretion, credit interest on amounts payable prior to the date on which the Company's rate of return on stockholders' equity becomes ascertainable at the rate applicable to deferred amounts during the year immediately preceding the year of payment.

i.

PHANTOM STOCK UNIT PORTION. With respect to the portion of an Award credited to the Participant's account which is deferred and expressed in the form of Phantom Stock Units (the "Phantom Stock Unit Portion"), the number of Phantom Stock Units so credited shall be equal to the result of dividing (i) the Phantom Stock Unit Portion by (ii) the Fair Market Value on the date the Award Period ended.

j.

DIVIDEND EQUIVALENTS. Within thirty (30) days from the payment of a dividend by the Company on its Stock, the Phantom Stock Unit Portion of each Participant's account shall be credited with additional Phantom Stock Units the number of which shall be determined by (i) multiplying the dividend per share paid on the Company's Stock by the number of Phantom Stock Units credited to his/her account at the time such dividend was declared, then (ii) dividing such amount by the Fair Market Value on the payment date for such dividend.

k.

PAYMENT OF DEFERRED AWARDS. Payment with respect to amounts credited to the account of a Participant shall be made in a series of annual installments over a period of ten (10) years, or such other period as the Committee may direct, or as the Committee may allow the Participant to elect, in either case at the time of the original deferral election. Except as otherwise provided by the Committee, each installment shall be withdrawn proportionately from the Interest Portion and from the Phantom Stock Unit Portion of a Participant's account based on the percentage of the Participant's account which he/she originally elected to be credited with interest and with Phantom Stock Units, or, if a later election has been permitted by the Committee and is then in effect, based on the percentage specified in such later election. Payments shall commence on the date specified by the Participant in his/her deferral election, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or commence on an earlier date, or any or all of the above. If a Participant dies prior to the date on which payment with respect to all amounts credited to his/her account shall have been completed, payment with respect to such amounts shall be made to the Participant's beneficiary in a series of annual installments over a period of five (5) years, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or both. To the extent practicable, each installment payable hereunder shall approximate that part of the amount then credited to the Participant's or beneficiary's account which, if multiplied by the number of installments remaining to be paid would be equal to the entire amount then credited to the Participant's account.

l.

COMPOSITION OF PAYMENT. The Committee shall cause all payments with respect to deferred Awards to be made in a manner such that not more than one-half of the value of each installment shall consist of Stock. To that end, payment with respect to the Interest Portion and the Phantom Stock Unit Portion of a Participant's account shall be paid in cash and Stock as the Committee shall determine in its sole discretion. The determination of any amount to be paid in cash for Phantom Stock Units shall be made by multiplying (i) the Fair Market Value of one share of Stock on the seventh business day prior to the date as of which payment is made, by (ii) the number of Phantom Stock Units for which payment is being made. The determination of the number of shares of Stock, if any, to be distributed with respect to the Interest Portion of a Participant's account shall be made by dividing (i) one-half of the value of such portion on the seventh business day prior to the date as of which payment is made, by (ii) the Fair Market Value of one share of Stock on such date. Fractional shares shall be paid in cash.

m.

ALTERNATIVE INVESTMENT EQUIVALENTS. If the Committee shall have permitted Participants to elect to have deferred Awards of Performance Share Units invested in one or more hypothetical investment equivalents other than interest or Phantom Stock Units, such deferred Awards shall be credited with hypothetical investment earnings at such rate, manner and time as the Committee shall determine. At the end of the deferral period, payment shall be made in respect of such hypothetical investment equivalents in such manner and at such time as the Committee shall determine.

n.

ADJUSTMENT OF PERFORMANCE GOALS. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, any significant changes that may have occurred during such Award Period in (i) applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (ii) tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards.

10. RESTRICTED STOCK AWARDS AND PHANTOM STOCK UNITS

a.	AWARD OF RESTRICTED STOCK AND PHANTOM STOCK UNITS.

i.

The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards, (2) to issue or transfer Restricted Stock to Participants, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

ii.

The Holder of a Restricted Stock Award shall execute and deliver to the Company an agreement between the Company and the Holder with respect to Restricted Stock and escrow thereof in the form attached hereto and the appropriate blank stock powers with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute the agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 10(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Stock may be either currently paid or withheld by the Company for the Holder's account in escrow, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee, and released to the Holder upon the expiration of the Restricted Period with respect to the shares of Stock the subject of the dividend. Cash or stock dividends so withheld by the Committee shall also be subject to forfeiture pursuant to Section 10(d) of this Agreement.

iii.

In the case of a Restricted Stock Award, the Committee shall then cause stock certificates registered in the name of the Holder to be issued and deposited together with the stock powers in escrow with the Secretary of the Company. The Secretary of the Company will issue to the Holder a receipt evidencing any stock certificate held in escrow and registered in the name of the Holder.

iv.

In the case of a Phantom Stock Units Award, no shares of Common Stock shall be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder's account ("Dividend Equivalents"). Dividend Equivalents credited to Holder's account shall be subject to forfeiture and may bear interest at a rate and subject to such terms as determined by the Committee.

b.	RESTRICTIONS.

i.

Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the grant; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and, to the extent such shares are forfeited, the stock certificates shall be canceled by the Company, and all rights of the Holder to such shares and as a stockholder shall terminate without further obligation on the part of the Company.

ii.

Phantom Stock Units awarded to any Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the units shall be subject to forfeiture to the extent provided in subparagraph (d), and to the extent such units are forfeited, all rights of the Holder to such units shall terminate without further obligation on the part of the Company and (2) any other restrictions which the Committee may determine in advance are necessary or appropriate.

iii.

The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

c.

RESTRICTED PERIOD. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in the agreement evidencing such Award.

d.

FORFEITURE PROVISIONS. In the event a Holder’s employment terminates or service as a member of the Board terminates during a Restricted Period, that portion of the Award with respect to which restrictions have not expired ("Non-Vested Portion") shall be treated as follows.

i.	Resignation or discharge for Cause:

-The Non-Vested Portion of the Award shall be completely forfeited.

ii.	Normal Termination:

-The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following termination.

iii.	Death:

-The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and delivered to the Participant's beneficiary as soon as practicable following death.

e.

DELIVERY OF RESTRICTED STOCK AND SETTLEMENT OF PHANTOM STOCK UNITS. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, a stock certificate evidencing the shares of Restricted Stock, and dividend if any described in Section 10(a)(ii), which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) shall be delivered without charge to the Holder, or his/her beneficiary, free of all restrictions under the Plan. Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder or his/her beneficiary without any charge one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired ("vested unit") and cash equal to any Dividend Equivalents credited with respect to each such vested unit and the interest thereon, if any; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for vested units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value for the date on which the Restricted Period lapsed with respect to such vested unit.

f.

SEC RESTRICTIONS. Unless the shares of Stock have been registered with the Securities and Exchange Commission (“SEC”), each certificate representing Restricted Stock awarded under the Plan shall bear the following legend:

"These shares of Common Stock have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under the act and any applicable state securities laws is available."

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legend securities except in compliance with the Securities Act.

11. GENERAL

a.

ADDITIONAL PROVISIONS OF AN AWARD. The award of any benefit under the Plan may also be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares acquired under any form of benefit, provisions giving the Company the right to repurchase shares acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

b.

PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Options or Restricted Stock Awards, Performance Share Unit Awards or Phantom Stock Unit Awards hereunder until such shares have been issued to that person upon exercise of an Option according to its terms or upon sale or grant of those shares in accordance with a Restricted Stock Award, Performance Share Unit Award or Phantom Stock Unit Award.

c.

GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

d.

TAX WITHHOLDING. Notwithstanding any other provision of the Plan, the Company or a Subsidiary or Affiliate, as appropriate, shall have the right to deduct from all Awards, to the extent paid in cash, all federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary or Affiliate, as appropriate prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner at least six months prior to the date such tax obligation is determined.

e.

CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No employee or other person shall have any claim or right to be granted an Award under the Plan nor, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or a Subsidiary or Affiliate.

f.

DESIGNATION AND CHANGE OF BENEFICIARY. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Performance Share Units, Phantom Share Units or Restricted Stock, if any, due under the Plan upon his/her death. A Participant may, from time to time, revoke or change his/her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

g.

PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his/her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his/her estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his/her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

h.

NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his/her behalf in his/her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, director or professional advisor of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

i.	GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of law thereof.

j.

FUNDING. Except as provided under Section 10, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

k.

NONTRANSFERABILITY. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

l.

RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries or Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself/herself.

m.

RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary or Affiliate except as otherwise specifically provided.

n.	EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

o.	PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

p.

TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

12. CHANGES IN CAPITAL STRUCTURE

Options, SARs, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards, and any agreements evidencing such Awards, and Performance Goals, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company, or of any other corporation whose performance is relevant to the attainment of Performance Goals hereunder, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 12 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. EFFECT OF CHANGE IN CONTROL

a.

In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to an Award of Options, SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and the Restricted Period shall expire immediately with respect to 100 percent of the Phantom Stock Units or shares of Restricted Stock subject to Restrictions; provided, however, that to the extent that so accelerating the time an Incentive Stock Option may first be exercised would cause the limitation provided in Section 7(f) to be exceeded, such Options shall instead first become exercisable in so many of the next following years as is necessary to comply with such limitation.

b.

In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee's determination of the degree of attainment of Performance Goals, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

c.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

14. NONEXCLUSIVITY OF THE PLAN

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

15. AMENDMENTS AND TERMINATION

This Plan shall terminate 10 years after the Effective Date, unless earlier terminated by the Board of Directors; provided, however, that no such termination shall affect the validity of Options granted hereunder in accordance with the terms of this Plan, which Options expire after such termination date. With the express written consent of an individual Participant, the Board may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

a.

Increase the maximum number of shares of Stock which may be issued on exercise of Options, SARs, or pursuant to Restricted Stock Awards, Phantom Stock Unit Awards, or Performance Share Unit Awards, except as provided in Section 12;

b.	Change the maximum Option Price;

c.	Extend the maximum Option term;

d.	Extend the termination date of the Plan; or

e.	Change the class of persons eligible to receive Awards under the Plan.

As adopted by the Board of Directors of OmniComm Systems, Inc. as of April 8, 2016.

FORM OF

OMNICOMM SYSTEMS, INC.

2016 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

OmniComm Systems, Inc. (the “Company”), desiring to afford an opportunity to the Grantee named below to purchase certain shares of common stock of the Company, and to provide the Grantee with an added incentive as an employee, director or consultant, as applicable, of the Company, hereby grants to Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares optioned as specified below, during the term ending at midnight (prevailing local time at the Company’s principal offices) on the expiration date of this Option specified below, at the option exercise price specified below, subject to and upon the following terms and conditions (“Agreement”):

1. Identifying Provisions: As used in this Option, the following terms shall have the following respective meanings. This Option is intended to be an incentive stock option pursuant to Section 422 of the Internal Revenue Code (“Sec. 422 Qualified Shares”).

(a) Grantee:           ________________

(b) Date of grant:     ________________

(c) Number of shares optioned: __________

(d) Option exercise price per share: _______

(e) Expiration Date: __________________

2. Timing of Purchases: The Option vests and are exercisable as follows:

(a)     First Installment:      _______ options vesting on ________;

(b)     Second Installment if any: _________options vesting on ________;

(c)     Third Installment if any: options vesting on _______.

3. Restrictions on Exercise: The following additional provisions shall apply to the exercise of this Option:

(a) Termination of Employment. If the Grantee’s employment by the Company or any of its subsidiaries is terminated for Normal Termination only that portion of this Option exercisable at the time of such termination of employment may thereafter be exercised, and it may not be exercised more than three (3) months after such termination nor after the expiration date of this Option, whichever date is sooner, unless such termination is by reason of the Grantee’s Disability, in which case such period of three (3) months shall be extended to twelve (12) months. In all other respects (other than death), this Option shall terminate upon such termination of employment.

(b) Death of Grantee. If the Grantee shall die during the term of this Option, the Grantee’s legal representative or representatives, or the person or persons entitled to do so under the Grantee’s last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the Grantee was entitled to exercise this Option in accordance with Section 2 hereof on the date of his/her death, and such right shall expire and this Option shall terminate twelve (12) months after the date of the Grantee’s death or on the expiration date of this Option, whichever date is sooner. In all other respects, this Option shall terminate upon such death.

(c) Continuity of Employment. This Option shall not be exercisable by the Grantee in any part unless at all times beginning with the date of grant and ending no more than three (3) months prior to the date of exercise, the Grantee has, except for military service leave, sick leave or other bona fide leave of absence (such as temporary employment by the United States Government) been in the continuous employ of the Company, except that such period of three (3) months shall be twelve (12) months following any termination of the Grantee’s employment by reason of his/her Disability.

4. Non-Transferable. The Grantee may not transfer his/her Option except by will or the laws of descent and distribution. This Option shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and shall be exercisable during the Grantee’s lifetime only by the Grantee or his/her guardian or legal representative.

5. Adjustments and Corporate Reorganization. Subject to the provisions of the Plan under which this Option is granted, if the outstanding shares of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Options, but with a corresponding adjustment. Such adjustments shall be made by or under authority of the Company’s Board of Directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are changed into or exchanged for cash or property or securities not of the Company’s issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock of the representing more than fifty percent (50%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Plan under which this Option was granted, or the substitution for such options of any options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the Grantee shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of this Option, including the portions thereof which would, but for this Section entitled “Adjustments and Corporate Reorganization,” not yet be exercisable.

6. Exercise, Payment For and Delivery of Stock: This Option may be exercised by the Grantee or other person then entitled to exercise it by giving written notice of exercise to the Company specifying the number of shares to be purchased and the total Option Price, accompanied by a check to the order of the Company in payment of such price. If the Company is required to withhold an amount of any present or future tax imposed as a result of such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding.

7. Rights in Shares Before Issuance and Delivery. No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

8. Requirements of Law and of Stock Exchanges. By accepting this Option, the Grantee represents and agrees for himself/herself and his/her transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act is in effect as to shares purchased upon any exercise of this Option, (i) any and all shares so purchased shall be acquired for his/her personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his/her personal account and not with view to or for sale in connection with any distribution.

No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur liability under any federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

9. Disposition of Exercised Shares. In the event the Grantee exercises his/her option to purchase shares, any subsequent disposition of those shares by the Grantee on an exchange on which the Company’s shares are being traded shall be done in an orderly manner and not in a manner that would adversely affect the share price.

10. Incentive Stock Option Plan. This Option is subject to, and the Company and the Grantee agree to be bound by, all of the terms and conditions of the Company’s 2016 Equity Incentive Plan (“Plan”) under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Grantee, without his/her consent, of this Option or any of his/her rights hereunder. Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Plan. Pursuant to said Plan, the Board of Directors of the Company or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Grantee or other persons entitled to exercise this Option at the Company’s principal office.

11. Notices. All notices, requests and demands to or upon the respective party hereto to be effective shall be in writing, by personal delivery, by facsimile, by overnight courier or by registered or certified mail, postage prepaid and return receipt requested. Notices to the Company shall be deemed to have been duly given or made upon actual receipt by the Company. Any notice to be given to the Company shall be addressed to the Company in care of its Chief Financial Officer at its principal office, and any notice to be given to the Grantee shall be addressed to Grantee at the address given beneath Grantee’s signature hereto or at such other address as the Grantee may hereafter designate in writing to the Company.

12. Laws Applicable to Construction. This Agreement has been executed and delivered by the Company in the State of Delaware, and this Agreement shall be construed and enforced in accordance with the laws of said State.

IN WITNESS WHEREOF, the Company has granted this Option on ______________.

OmniComm Systems, Inc.

By: _____________________________

ACCEPTED:

________________________________

Grantee: _________________________

Address of Grantee:

__________________________________

__________________________________

__________________________________

FORM OF

OMNICOMM SYSTEMS, INC.

2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (“Agreement”) is made and entered into effective as of the ___ day of __________, 20__ (the “Award Date”), by and between OMNICOMM SYSTEMS, INC., a Delaware corporation (the “Company”), and _____________(the “Grantee”). In consideration of the agreements set forth below, the Company and Grantee agree as follows:

1. Award. An award of_____________________ shares of the Company’s common stock (the “Restricted Stock”) is hereby made to the Grantee, subject to the terms and conditions of this Agreement and to the provisions of the OmniComm Systems, Inc. 2016 Equity Incentive Plan (the “Plan”), the terms of which are incorporated by reference herein. Capitalized terms used in this Agreement which are not defined shall have the meanings ascribed to them in the Plan.

2. Transfer Restrictions. The Restricted Stock may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of in any manner at any time while the Restricted Stock remains subject to the Forfeiture Restrictions (as defined herein). Notwithstanding the foregoing, the Restricted Stock may be transferred by will or by the laws of descent and distribution following the Grantee’s death pursuant to the terms of the Plan.

3. Lapse of Restrictions. One-third (1/3) of the number of shares of Restricted Stock issued hereunder, rounded down to the nearest whole share, shall vest and the restrictions with respect to such Restricted Stock shall lapse on each of the first three (3) anniversaries of the Award Date.

4. Forfeiture Restrictions. Should the Grantee cease Continuous Service for any reason prior to the lapse of restrictions with respect to any portion of the Restricted Stock granted hereunder, such portion of the Restricted Stock held by the Grantee shall be automatically forfeited by the Grantee as of the date of termination. The Restricted Stock shall be forfeited to the Company, without any consideration due or payable to Grantee, and Grantee shall cease to have any further right, title or interest in the forfeited Restricted Stock. This provision is referred to in this Agreement as the “Forfeiture Restrictions.”

5. Stock Certificates. The Company shall issue a certificate in the Grantee’s name evidencing the Restricted Stock awarded hereunder. The certificate shall bear a restrictive legend evidencing the Forfeiture Restrictions and the transfer restrictions set forth in Section 2 above. The Company shall cause such certificate to be delivered upon issuance to the Secretary of the Company as a depository for safekeeping until forfeiture occurs or the Forfeiture Restrictions lapse pursuant to the terms of this Agreement. Upon the lapse of the Forfeiture Restrictions without forfeiture, the Company shall cause a new certificate without such restrictive legend to be issued in the name of the Grantee for the shares as to which the Forfeiture Restrictions have lapsed. Notwithstanding any other provisions of this Agreement, the issuance or delivery of any shares of Restricted Stock (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares.

6. Rights as Stockholder. Grantee shall be entitled to all of the rights of a stockholder with respect to the Restricted Stock, including the right to vote such shares and to receive dividends and other distributions payable with respect to such Restricted Stock on and after the Award Date.

7. Election to Recognize Gross Income in the Year of Grant. Pursuant to Section 83(b) of the Code, Grantee may elect within thirty (30) days after the Award Date to include in gross income for U.S. federal income tax purposes an amount equal to the Fair Market Value (as such term is defined in the Plan) of the Restricted Stock on such Award Date. If such a valid and timely election is made, Grantee shall pay to the Company, or make arrangements satisfactory to the Committee to pay to the Company in the year of such grant, any U.S. federal, state or local taxes required to be withheld with respect to such shares as a result of such election. The Company shall provide Grantee with an appropriate Section 83(b) election form upon the Grantee’s request.

8. Tax Withholding. In the absence of a valid and timely Code Section 83(b) election under Section 7 above, Grantee shall make appropriate arrangements with the Company for satisfaction of any U.S. federal, state or local income tax or foreign tax withholding requirements applicable to the lapsing of the Forfeiture Restrictions.

9. Tax Gross-Up Payment. Following the Lapse of Restrictions and subject to any withholding of any taxes which may be due with respect to the grant of Restricted Stock, the Company shall pay Grantee a cash payment for any U.S. federal, state or local income tax or foreign tax withholding applicable to the lapsing of the Forfeiture Restrictions.

10. Designation of Beneficiary. Grantee may designate a beneficiary or beneficiaries to receive the distribution of the Restricted Stock in the event of the Grantee’s death and may change such designation from time to time by filing a written designation of beneficiary with the Committee on a form prescribed by it; provided, that no such designation shall be effective unless received prior to the death of the Grantee.

11. Status of Restricted Stock. Grantee agrees that Grantee will not sell or otherwise dispose of the Restricted Stock in any manner which would constitute a violation of any applicable federal or state securities laws. The Restricted Stock has been issued without registration under the Securities Act and without registration under any state securities laws. Grantee agrees that Grantee will not sell or otherwise transfer the Restricted Stock unless the Restricted Stock is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. Grantee consents to the placement of the following legend upon the certificate representing the Restricted Stock:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (ii) DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED FOR RESALE OF THESE SECURITIES.

12. Committee Decisions Conclusive. All decisions of the Committee relating to questions arising under the Plan or under this Agreement shall be conclusive and binding on Grantee.

13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Grantee.

14. Successors. “Grantee” as used herein shall include Grantee’s executor, administrator, or other legal representative or the person or persons to whom Grantee’s rights under this Restricted Stock Award Agreement pass by will or by the applicable laws of descent and distribution.

15. Amendments. This Agreement may not be amended, modified or terminated except by a writing signed by the Company and Grantee.

16. Governing Law. This Agreement and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Award to be made and Agreement to be executed by its duly authorized officer as of the date first above written.

OmniComm Systems, Inc.

By: ______________________

________________________

Chief Executive Officer

Accepted:

GRANTEE

Exhibit B

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

OMNICOMM SYSTEMS, INC.

a Delaware corporation

_________

Pursuant to and in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being the Chief Financial Officer of OmniComm Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that the following resolutions were duly adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by deleting the first sentence of the FOURTH article of the Certificate of Incorporation of the Corporation and replacing said sentence with the following:

“FOURTH: The total number of common shares of stock which the corporation shall have the authority to issue is five hundred million (500,000,000).”

The effective date of this amendment shall be the date of filing this Certificate of Amendment with the Secretary of State of the State of Delaware.

The foregoing resolution and this Certificate of Amendment to the Certificate of Incorporation were approved and duly adopted by the Board of Directors of the Corporation pursuant to a meeting on April 8, 2016, and thereafter approved and duly adopted by the holders of shares of the Corporation’s voting stock and common stock at a meeting of the stockholders of the Corporation on June 16, 2016 held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its Chief Financial Officer, on this ___ day of June 2016, and such person hereby affirms under penalty of perjury that this Certificate of Amendment to the Certificate of Incorporation is the act and deed of the Corporation and that the facts stated herein are true and correct.

OMNICOMM SYSTEMS, INC.

By:	/s/
Thomas E. Vickers, Chief Financial Officer

 Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the following voting methods.

YOUR CONTROL NUMBER IS LOCATED ON THE NOTICE THAT YOU RECEIVED.

VOTE BY INTERNET THROUGH COMPUTER OR MOBILE DEVICE BEFORE THE MEETING DATE – go to www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-454-8683

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

ANNUAL MEETING PROXY CARD

IF YOU HAVE NOT VOTED VIA THE INTERNET OR PHONE, RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE

OMNICOMM SYSTEMS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

June 16, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of OMNICOMM SYSTEMS, INC., a Delaware corporation, does hereby constitute and appoint CORNELIS F. WIT, RANDALL G. SMITH and THOMAS E. VICKERS, or any one of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of OmniComm Systems, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at The Marriott North, 6650 North Andrews Avenue, Ft. Lauderdale, Florida 33309, on June 16, 2016 at 9:30 a.m., and at any and all adjournments and postponements thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 and 4.

Please mark your vote as indicated in this example [X]

ITEM 1. ELECTION OF DIRECTORS

VOTE FOR ALL* WITHHELD FOR ALL

[ ]                                  [ ]

Nominees:

Randall G. Smith

Cornelis F. Wit

Robert C. Schweitzer

Dr. Adam F. Cohen

Dr. Gary A. Shangold

* To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:

ITEM 2. RATIFICATION OF INDEPENDENT ACCOUNTANTS

FOR     AGAINST     ABSTAIN

[  ]                  [  ]                  [  ]

ITEM 3. APPROVE THE ADOPTION OF THE OMNICOMM SYSTEMS, INC.

2016 EQUITY INCENTIVE PLAN

FOR     AGAINST     ABSTAIN

[  ]                  [  ]                  [  ]

ITEM 4. APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK FROM 250 MILLION SHARES TO 500 MILLION SHARES

FOR     AGAINST     ABSTAIN

[  ]                  [  ]                  [  ]

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4. PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

Signature(s) _________________________________________	Signature(s) _________________________________________

Print Name: _________________________________________	Print Name: _________________________________________

Date: ___________________	Date: ___________________

Number of Shares Being Voted: ___________________________________

Your Name Must Be Printed Where Indicated. If We Cannot Read Your Signature Your Vote Will Not Be Counted

Please vote, sign, date and return this Proxy Card promptly in the enclosed envelope.

You may also vote your shares on-line or via the telephone. YOUR CONTROL NUMBER IS LOCATED ON THE NOTICE THAT YOU RECEIVED.

VOTE BY INTERNET THROUGH COMPUTER OR MOBILE DEVICE BEFORE THE MEETING DATE – go to www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-454-8683

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.